UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund:	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1	–	Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of January 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUC	40%
MUJ	37%
MFT	40%
MIY	37%
MJI	36%
MPA	39%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Municipal Market Overview

For the Reporting Period Ended January 31, 2013

Municipal bonds delivered strong performance during the reporting period ended January 31, 2013. Market conditions remained favorable even though supply picked up considerably in 2012. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for 2012 was $373 billion, nearly 30% greater than the $288 billion issued in 2011. In the first month of 2013, issuance exceeded market expectations at $26.5 billion, which is roughly 50% higher than January 2012. It is important to note that refunding activity has accounted for a large portion of supply during this period as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

S&P Municipal Bond Index Total Returns as of January 31, 2013 6 months : +2.21% 12 months : +5.50%

Increased supply was met with strong demand during the period as investors were starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. For the 12 months ended January 31, 2013, municipal bond fund inflows totaled $51.75 billion (according to the Investment Company Institute). Considering the extensive period of significant outflows from late 2010 through mid-2011, these robust inflows are telling of the complete turnaround in confidence and investors’ avid search for yield and income.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. The months of October and November, typically a period of waning demand and weaker performance, were positive for the municipal market in 2012 as supply-and-demand technicals continued to be strong going into the fourth quarter. Additionally, the perception of higher taxes given the outcome of the US Presidential election provided further support to municipal bond prices in November.

Seasonal year-end selling pressure typically results in elevated volatility in the final month of the year; however, December of 2012 was more volatile than the historical norm due to a partial unwinding of November’s rally coupled with uncertainty around the fiscal cliff (i.e., automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012). Positive performance in January 2013 was the product of renewed demand in an asset class known for its lower volatility and preservation of earnings as tax rates rise. For the month, municipal bonds significantly outperformed the US Treasury market, where yields rose on an uptick in US economic data. As the period drew to a close, municipal market participants were focused on Washington and the scheduled spending cuts as well as the upcoming tax season.

From January 31, 2012 to January 31, 2013, yields declined by 28 basis points (“bps”) to 2.86% on AAA-rated 30-year municipal bonds, but rose 14 bps to 1.82% on 10-year bonds and 8 bps to 0.79% on 5-year bonds (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep, but flattened over the 12-month time period as the spread between 2- and 30-year maturities tightened by 29 bps, while the spread widened in the 2- to 10-year range 13 bps.

The fundamental picture for municipalities continues to improve. Austerity and de-leveraging have been the general themes across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	5

Fund Summary as of January 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 4.66% based on market price and 3.71% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 4.12% based on market price and 4.74% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s concentration of holdings within the 20- to 25-year maturity range contributed positively to performance, as rates declined in that segment of the municipal yield curve. Investments in the health, education, transportation and utilities sectors were strong contributors as these segments outperformed the broader tax-exempt market during the period. Positive results also came from purchases of zero-coupon bonds that Fund management had identified as undervalued. In addition, exposure to higher-quality essential service revenue bonds enhanced performance. The Fund did not, however, hold exposure to the tobacco sector, which posted exceptional gains during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2013 ($16.64)[1]	5.70%
Tax Equivalent Yield[2]	10.07%
Current Monthly Distribution per Common Share[3]	$0.0790
Current Annualized Distribution per Common Share[3]	$0.9480
Economic Leverage as of January 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.64	$16.36	1.71%	$18.35	$16.09
Net Asset Value	$16.54	$16.41	0.79%	$16.97	$16.17

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	32%	34%
Utilities	25	26
Education	14	13
Transportation	12	11
Health	10	9
State	6	7
Corporate	1	—	[1]

[1]	Representing less than 1% of the Fund’s long-term investments.

Credit Quality Allocation[2]
	1/31/13	7/31/12
AAA/Aaa	13%	8%
AA/Aa	71	75
A	15	16
BBB/Baa	1	—	[1]
Not Rated	—	1	[3]

[2]	Using the higher of Standard & Poor’s (‘‘S&P’s”) or Moody’s Investors Service (‘‘Moody’s”) ratings.
[3]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $14,904,825, representing 1% of the Fund’s long-term investments.

Call/Maturity Structure[4]

Calendar Year Ended December 31,
2013	5%
2014	2
2015	12
2016	12
2017	13

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	7

Fund Summary as of January 31, 2013	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 6.74% based on market price and 2.89% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 3.10% based on market price and 3.65% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably in health and education. Exposure to capital appreciation bonds (zero coupons) also had a positive impact on results as spreads generally tightened in this segment. Fund performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2013 ($16.68)[1]	5.32%
Tax Equivalent Yield[2]	9.40%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of January 31, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.68	$16.05	3.93%	$17.35	$15.80
Net Asset Value	$16.57	$16.54	0.18%	$17.08	$16.25

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
State	29%	28%
Transportation	21	21
Education	14	15
County/City/Special District/School District	11	11
Health	11	10
Utilities	7	7
Housing	5	5
Corporate	1	2
Tobacco	1	1

Credit Quality Allocation[1]

	1/31/13	7/31/12
AAA/Aaa	10%	10%
AA/Aa	44	49
A	33	29
BBB/Baa	12	11
Not Rated[2]	1	1

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013 and July 31, 2012, the market value of these securities was $4,093,160 and $4,204,720, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,
2013	5%
2014	5
2015	9
2016	4
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	9

Fund Summary as of January 31, 2013	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 5.82% based on market price and 4.07% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 3.22% based on market price and 4.25% based on NAV. All returns reflect reinvestment of dividends. The Fund began the period with a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV, and ended the period with neither a discount nor a premium. The following discussion relates to performance based on NAV. The Fund’s holdings in the health, utilities and transportation sectors contributed positively to performance for the period. Holdings of lower-quality credits in those sectors were the strongest contributors due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across all Puerto Rico-issued securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2013 ($15.94)[1]	5.35%
Tax Equivalent Yield[2]	9.45%
Current Monthly Distribution per Common Share[3]	$0.0710
Current Annualized Distribution per Common Share[3]	$0.8520
Economic Leverage as of January 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$15.94	$15.47	3.04%	$16.89	$14.92
Net Asset Value	$15.94	$15.73	1.34%	$16.59	$15.48

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
Transportation	27%	18%
Utilities	19	24
County/City/Special District/School District	17	21
Health	14	12
State	13	15
Education	8	8
Housing	1	1
Tobacco	1	1

Credit Quality Allocation[1]

	1/31/13	7/31/12
AAA/Aaa	12%	15%
AA/Aa	63	66
A	25	17
BBB/Baa	—	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $2,511,082, representing 1% of the Fund’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,
2013	—
2014	—
2015	1%
2016	2
2017	2

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	11

Fund Summary as of January 31, 2013	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 6.96% based on market price and 3.24% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 5.47% based on market price and 3.27% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably in health, education and school districts. Fund performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2013 ($16.69)[1]	5.50%
Tax Equivalent Yield[2]	9.72%
Current Monthly Distribution per Common Share[3]	$0.07650
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of January 31, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.69	$16.05	3.99%	$17.02	$15.41
Net Asset Value	$16.24	$16.18	0.37%	$16.69	$15.93

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	26%	26%
Health	16	17
Utilities	15	14
State	15	15
Education	9	11
Transportation	8	8
Housing	7	5
Corporate	4	4

Credit Quality Allocation[1]

	1/31/13	7/31/12
AAA/Aaa	2%	2%
AA/Aa	71	69
A	26	25
BBB/Baa	1	3
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $1,117,114, representing 1% of the Fund’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,
2013	11%
2014	9
2015	7
2016	6
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	13

Fund Summary as of January 31, 2013	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 3.38% based on market price and 3.06% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 3.10% based on market price and 3.65% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably in health and education. Exposure to capital appreciation bonds (zero coupons) also had a positive impact on results as spreads generally tightened in this segment. Fund performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2013 ($16.39)[1]	5.27%
Tax Equivalent Yield[2]	9.31%
Current Monthly Distribution per Common Share[3]	$0.0720
Current Annualized Distribution per Common Share[3]	$0.8640
Economic Leverage as of January 31, 2013[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.39	$16.31	0.49%	$17.40	$15.72
Net Asset Value	$16.38	$16.35	0.18%	$16.92	$16.09

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
State	27%	24%
Transportation	20	20
Education	16	19
County/City/Special District/School District	10	9
Utilities	9	9
Health	8	9
Housing	6	6
Corporate	3	3
Tobacco	1	1

Credit Quality Allocation[1]

	1/31/13	7/31/12
AAA/Aaa	8%	6%
AA/Aa	42	47
A	35	33
BBB/Baa	13	13
Not Rated	2	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $577,452, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,
2013	4%
2014	8
2015	3
2016	3
2017	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	15

Fund Summary as of January 31, 2013	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 4.02% based on market price and 3.41% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 2.92% based on market price and 3.07% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived mainly from its coupon income component as municipal market performance during the six-month period, although positive, was less robust than it had been in the prior eighteen months. The Fund’s zero-coupon bond holdings also contributed positively due to price appreciation in this segment. Exposure to lower-quality credits boosted results given strong demand from investors seeking higher-yielding investments in the low interest rate environment. Interest rates inched higher during the period, which negatively impacted performance (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2013 ($16.18)[1]	5.49%
Tax Equivalent Yield[2]	9.70%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of January 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.18	$15.98	1.25%	$17.09	$15.54
Net Asset Value	$16.68	$16.57	0.66%	$17.16	$16.31

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	21%	21%
State	17	20
Health	15	15
Transportation	13	13
Education	12	12
Utilities	10	9
Housing	7	5
Corporate	5	5

Credit Quality Allocation[1]

	1/31/13	7/31/12
AAA/Aaa	1%	1%
AA/Aa	76	77
A	19	15
BBB/Baa	4	4
Not Rated[2]	—	3

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013 and July 31, 2012, the market value of these securities was $560,875 and $544,175, each representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,
2013	5%
2014	5
2015	10
2016	10
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	17

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 102.8%
Corporate — 1.3%
California Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 7/01/27	$1,000	$1,056,170
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A:
5.88%, 2/15/34	2,435	2,869,769
AMT, 4.00%, 5/01/39	5,000	5,092,750

		9,018,689
County/City/Special District/School District — 21.3%
California Pollution Control Financing Authority, RB, Waste Management, AMT, 5.00%, 1/01/22	2,250	2,466,517
California Pollution Control Financing Authority, Refunding RB, Pacific Gas (NPFGC), 4.75%, 12/01/23	2,805	3,082,442
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,000	10,755,360
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC) (a):
5.04%, 8/01/36	14,700	4,559,940
5.06%, 8/01/37	11,980	3,519,365
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,095,712
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,102,000
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II, 5.00%, 8/01/42	7,000	7,806,470
Culver City Redevelopment Finance Authority California, Tax Allocation Bonds, Refunding, Series A (AGM), 5.60%, 11/01/25	3,750	3,763,537
El Camino Community College District, GO, Election of 2002, Series C, 5.00%, 8/01/37	5,375	6,253,060
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,453,960
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 8/01/33	2,500	2,868,150
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,458,920
Merced Union High School District, GO, CAB, Election of 2008, Series C (a):
4.67%, 8/01/33	2,500	970,400
4.85%, 8/01/36	4,100	1,330,163
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,853,700
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	$10,000	$11,277,100
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,592,950
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	310	375,652
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	900	1,028,016
San Jose Financing Authority, RB, Convention Center:
5.75%, 5/01/36	2,560	2,868,608
5.75%, 5/01/42	4,500	5,244,390
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	14,800	14,848,692
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,510,679
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,000	5,930,950
West Contra Costa County Unified School District California, GO, Election of 2005, Series A (AGM), 5.00%, 8/01/35	10,000	10,672,500
West Contra Costa Unified School District California, GO, Election of 2010, Series A, 5.25%, 8/01/41	5,390	6,223,995
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	5,152,303

		144,065,531
Education — 10.1%
Anaheim City School District California, GO, Election of 2010 (AGM), 6.25%, 8/01/40	3,750	4,600,012
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,989,900
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	11,378,200
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,649,006
5.75%, 8/01/35	8,400	10,277,148

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GAB	Grant Anticipation Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
Radian	Radian Financial Guaranty
RB	Revenue Bonds
S/F	Single-Family
Syncora	Syncora Guarantee

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education (concluded)
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	$8,750	$9,933,262
San Diego Community College District, GO, Election of 2006 (AGM), 5.00%, 8/01/30	8,000	9,261,600
San Jose Evergreen Community College District, GO, Election of 2010, Series A, 5.00%, 8/01/41	5,975	6,887,084
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,412,265
University of California, Refunding RB:
General, Series A (AMBAC), 5.00%, 5/15/27	5,000	5,052,350
Limited Project, Series G, 5.00%, 5/15/37	1,750	2,028,758

		68,469,585
Health — 17.3%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.25%, 8/01/39	5,000	5,940,200
Series A, 6.00%, 8/01/30	2,270	2,785,245
California Health Facilities Financing Authority, RB:
Adventist Health System, Series A, 5.00%, 3/01/33	3,190	3,202,601
Children’s Hospital, Series A, 5.25%, 11/01/41	8,020	8,979,673
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,160	7,880,797
Providence Health Services, Series B, 5.50%, 10/01/39	4,030	4,605,726
Sutter Health, Series A, 5.25%, 11/15/46	16,000	17,461,280
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,603,476
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	4,386,091
Stanford Hospital, Series A-3, 5.50%, 11/15/40	2,870	3,475,139
California Statewide Communities, Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/42	27,080	30,398,654
Series B, 5.25%, 3/01/45	6,235	6,638,404
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West, Series D, 5.50%, 7/01/31	4,650	5,186,517
City of Newport Beach California, Refunding RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	3,820	4,699,975

		117,243,778
State — 9.1%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,469,987
California State Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,446,000
State of California, GO:
6.00%, 3/01/33	6,005	7,467,277
6.00%, 4/01/38	28,265	33,867,123
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	14,515,020

		61,765,407
Municipal Bonds	Par (000)	Value
California (continued)
Transportation — 17.3%
City of Fresno California, ARB, Series B, AMT (AGM), 5.50%, 7/01/20	$4,455	$4,566,019
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	2,775	3,149,015
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	2,985	3,480,629
6.25%, 3/01/34	1,400	1,685,376
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	7,324,097
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,095	9,398,052
Senior Series B, 5.75%, 7/01/39	2,650	3,110,120
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	15,158,457
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	21,444,916
Los Angeles Department of Airports, RB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,073,190
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,467,833
San Diego County Regional Airport Authority, RB, Senior, Series B, AMT:
5.00%, 7/01/38	5,500	6,184,145
5.00%, 7/01/43	9,095	10,175,850
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	9,650	11,506,467
San Francisco City & County Airports Commission, Refunding RB, AMT:
Second Series 34E (AGM), 5.75%, 5/01/24	5,000	5,779,450
Second Series A, 5.00%, 5/01/32	1,415	1,570,777
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,400	2,995,344

		117,069,737
Utilities — 26.4%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,602,094
City of Los Angeles California Wastewater System, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/34	10,000	10,879,600
Sub-Series A, 5.00%, 6/01/28	2,000	2,337,440
Sub-Series A, 5.00%, 6/01/32	6,000	6,946,920
Cucamonga Valley Water District Financing Authority, RB, Water Utility:
5.00%, 9/01/37	7,705	8,973,089
5.00%, 9/01/42	5,500	6,355,580
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,863,760
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/32	11,935	13,596,949
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
(AGM), 5.00%, 6/01/37	11,190	12,758,279
(AMBAC), 5.00%, 6/01/33	5,000	5,696,250
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,500	2,827,700
Imperial Irrigation District, Refunding RB, System, 5.13%, 11/01/38	9,500	10,648,835

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Los Angeles Department of Water & Power, RB, Series A, 5.38%, 7/01/38	$10,500	$12,181,785
Los Angeles Department of Water & Power, Refunding RB, System, Series A, 5.25%, 7/01/39	16,000	18,629,920
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/13 (b)	8,605	8,879,414
Sacramento Municipal Utility District, RB, Series R, 5.00%, 8/15/33	5,360	5,495,018
San Diego County Water Authority, COP, Refunding, Series A (NPFGC), 5.00%, 5/01/32	3,495	3,513,978
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,000	1,149,660
5.25%, 5/15/39	12,815	14,589,621
San Francisco City & County Public Utilities Commission, RB:
Local Water Main Sub-Series C, 5.00%, 11/01/41	5,000	5,768,500
Series B, 5.00%, 11/01/30	10,000	11,774,600
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,660,860

		179,129,852
Total Municipal Bonds — 102.8%		696,762,579

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 61.1%
County/City/Special District/School District — 32.0%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	13,180	14,656,555
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	18,006,460
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	27,840	31,676,909
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	7,601,967
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	13,589,171
Election of 2003, Series E (AGM), 5.00%, 8/01/31	11,216	12,565,746
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	11,472,600
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	12,010,046
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	8,997	9,807,876
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	7,917	8,630,171
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/15 (b)	16,518	18,399,034
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,811,900
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
County/City/Special District/School District (concluded)
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	$17,770	$19,619,146
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	23,100	25,152,666
5.00%, 7/01/34	2,499	2,721,409

		216,721,656
Education — 12.5%
Chaffey Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 6/01/15 (b)	9,905	10,695,919
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,507,330
Mount Diablo California Unified School District, GO, 5.00%, 6/01/31	4,000	4,235,840
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	10,114,899
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,932,320
Series O, 5.75%, 5/15/34	11,190	13,555,156
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	21,391	24,798,186

		84,839,650
Transportation — 2.5%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,656,185
San Mateo County Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,797,700

		16,453,885
Utilities — 14.1%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,100	9,869,951
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	12,070	13,114,176
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	16,498,015
Los Angeles Department of Water & Power, RB, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,418,975
Metropolitan Water District of Southern California, RB, Series A (AGM), 5.00%, 7/01/35	12,870	14,039,368
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,542,262
Sacramento Regional County Sanitation District, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	4,500	5,013,540
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	4,000	4,208,320
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	16,740	18,922,227

		95,626,834
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 61.1%		413,642,025
Total Long-Term Investments (Cost — $1,020,705,053) — 163.9%		1,110,404,604

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.00% (d)(e)	4,970,161	$4,970,161
Total Short-Term Securities (Cost — $4,970,161) — 0.7%		4,970,161
Total Investments (Cost — $1,025,675,214) — 164.6%		1,115,374,765
Other Assets Less Liabilities — 1.1%		7,771,942
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.3)%		(191,599,604)
VMTP Shares, at Liquidation Value — (37.5)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$677,547,103

Notes to Schedule of investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six month ended January 31, 2013, for purposes of Section 2(a)(3) of 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF California Municipal Money Fund	19,427,466	(14,457,305)	4,970,161	$3

(e)	Represents the current yield as of report date.

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(200)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	$26,256,250	$201,239

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Notes 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	21

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,110,404,604	—	$1,110,404,604
Short-Term Securities	$4,970,161	—	—	4,970,161

Total	$4,970,161	$1,110,404,604	—	$1,115,374,765

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$201,239	—	—	$201,239

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$264,000	—	—	$264,000
Liabilities:
Bank overdraft	—	$(236,255)	—	(236,255)
TOB trust certificates	—	(191,494,247)	—	(191,494,247)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$264,000	$(445,730,502)	—	$(445,466,502)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 128.0%
Corporate — 2.2%
New Jersey EDA, RB, Waste Management of New Jersey, Mandatory Put Bonds, Series A, AMT, 5.30%, 6/01/15 (a)	$2,500	$2,648,875
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	2,500	2,801,025
Series B, 5.60%, 11/01/34	2,150	2,450,075

		7,899,975
County/City/Special District/School District — 16.5%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,852,530
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM) (b):
5.00%, 7/01/32	4,605	5,007,063
5.00%, 7/01/33	1,395	1,513,184
5.00%, 7/01/37	1,470	1,570,019
County of Union New Jersey, GO:
4.00%, 3/01/29	2,590	2,838,925
4.00%, 3/01/30	2,590	2,827,089
4.00%, 3/01/31	2,925	3,179,475
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	1,235	1,355,141
4.25%, 3/01/35	1,300	1,424,709
4.30%, 3/01/36	1,370	1,503,945
Essex County Improvement Authority, RB, County Correctional Facility Project, Series A (NPFGC), 5.00%, 10/01/13 (c)	4,400	4,540,316
Essex County Improvement Authority, Refunding RB, Project Consolidation:
(AMBAC), 5.25%, 12/15/18	1,000	1,222,860
(NPFGC), 5.50%, 10/01/27	250	330,547
(NPFGC), 5.50%, 10/01/28	4,840	6,415,178
Hudson County Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	835,050
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,233,060
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	4,020,984
Middlesex County Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	500,845
Monmouth County Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,018
5.38%, 12/01/18	5	5,018
Morristown Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,986,209
5.00%, 8/01/33	3,000	3,239,010
New Jersey State Transit Corp., COP, Subordinate, Federal Transit Administration Grants, Series A (AGM), 5.00%, 9/15/21	2,000	2,203,280
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	623,416
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/28	1,025	1,186,806
5.00%, 11/01/29	1,025	1,184,008
Union County Improvement Authority, RB, Family Court Building Project, 4.00%, 5/01/37	3,575	3,692,188

		58,295,873
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 21.2%
New Jersey EDA, RB, International Center For Public Health Project, University of Medicine and Dentistry (AMBAC), 6.00%, 6/01/32	$5,000	$5,008,500
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	1,200	1,355,460
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,244,838
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,879,231
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (c)	3,260	3,475,453
Rowan University, Series C (NPFGC), 5.13%, 7/01/14 (c)	3,615	3,860,314
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,758,999
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,904,709
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,387,720
Ramapo College, Series B, 5.00%, 7/01/37	845	961,906
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,302,063
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	900	932,526
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,997,624
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	953,262
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	275,740
William Paterson University, Series C (AGC), 4.75%, 7/01/34	4,000	4,343,320
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/23	500	524,195
4.50%, 12/01/28	3,380	3,555,456
4.50%, 12/01/29	4,150	4,327,412
4.63%, 12/01/30	4,080	4,282,042
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,773,750
University of Medicine & Dentistry of New Jersey, COP (NPFGC), 5.00%, 6/15/29	2,000	2,041,660
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC), 5.50%, 12/01/27	4,740	4,756,069

		74,902,249
Health — 16.0%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/23	10,775	11,823,084
Meridian Health, Series I (AGC), 5.00%, 7/01/38	755	810,802
Meridian Health, Series II (AGC), 5.00%, 7/01/38	6,260	6,722,677
Meridian Health, Series V (AGC), 5.00%, 7/01/38	3,870	4,156,032
Virtua Health (AGC), 5.50%, 7/01/38	3,035	3,386,605

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	$3,080	$3,798,810
AHS Hospital Corp., Series A (AMBAC), 6.00%, 7/01/13 (d)	4,000	4,093,160
Barnabas Health, Series A, 5.00%, 7/01/24	1,820	2,086,739
Barnabas Health, 5.00%, 7/01/25	1,570	1,817,510
Barnabas Health, Series A, 4.00%, 7/01/26	1,740	1,845,827
Barnabas Health, Series A, 5.63%, 7/01/32	1,100	1,246,806
Barnabas Health, Series A, 5.63%, 7/01/37	3,060	3,456,607
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,653,315
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,918,564
Kennedy Health System, 5.00%, 7/01/31	540	602,651
Kennedy Health System, 5.00%, 7/01/42	360	396,616
Meridian Health System Obligation, 5.00%, 7/01/25	700	807,261
Meridian Health System Obligation, 5.00%, 7/01/26	1,590	1,820,375

		56,443,441
Housing — 7.0%
New Jersey State Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	9,245	9,633,290
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,716,069
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	946,435
Series AA, 6.50%, 10/01/38	1,645	1,725,671
Series B, 4.50%, 10/01/30	7,115	7,748,093
S/F Housing, Series T, AMT, 4.70%, 10/01/37	745	766,873

		24,536,431
State — 33.6%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.63%, 11/01/23 (e)	9,000	6,799,680
CAB, Series B, 2.81%, 11/01/25 (e)	10,000	7,001,900
Election of 2005, Series A, 5.80%, 11/01/15 (c)	1,960	2,243,122
Election of 2005, Series A, 5.80%, 11/01/15 (c)	2,730	3,124,349
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	6,348,050
5.25%, 11/01/21	7,705	9,885,977
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	585	626,892
Cigarette Tax (Radian), 5.75%, 6/15/14 (c)	3,180	3,418,595
Liberty State Park Project, Series C (AGM), 5.00%, 3/01/22	2,670	2,883,814
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,192,123
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,943,520
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	9,338,250
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,732,322
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/34	2,000	2,097,880
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series KK, 5.00%, 3/01/29	$1,500	$1,755,030
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (c)	9,000	9,840,240
School Facilities Construction, Series O, 5.25%, 3/01/15 (c)	1,420	1,562,426
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,354,960
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,800	3,339,476
School Facilities Construction, Series U, 5.00%, 9/01/37	5,000	5,392,700
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	2,000	2,157,080
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	1,020,246
Cigarette Tax, 5.00%, 6/15/28	1,520	1,716,338
Cigarette Tax, 5.00%, 6/15/29	2,000	2,232,780
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,306,960
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	5,890	7,061,874
5.50%, 3/01/22	3,150	3,803,184
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,222,031

		118,401,799
Tobacco — 1.4%
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (c)	4,755	4,862,606
Transportation — 24.0%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,700	4,132,086
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	1,745	1,986,194
5.00%, 1/01/27	1,300	1,476,163
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/15 (b)	7,615	7,267,451
Series A, 5.00%, 1/01/31	1,500	1,749,750
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 1/01/35	760	871,720
Series A (AGM), 5.25%, 1/01/26	4,900	6,211,877
Series A (AGM), 5.25%, 1/01/29	2,000	2,598,740
Series A (AGM), 5.25%, 1/01/30	4,000	5,237,080
Series A (BHAC), 5.25%, 1/01/29	500	649,685
Series C (NPFGC), 6.50%, 1/01/16	605	699,459
Series C (NPFGC), 6.50%, 1/01/16 (d)	305	357,628
Series C (NPFGC), 6.50%, 1/01/16 (d)	255	299,245
Series C (NPFGC), 6.50%, 1/01/16 (d)	2,715	2,966,599
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 4.55%, 12/15/35 (e)	6,000	2,143,200
CAB, Series C (AGM), 4.33%, 12/15/32 (e)	4,050	1,728,823
CAB, Series C (AMBAC), 4.57%, 12/15/35 (e)	1,400	498,064
CAB, Series C (AMBAC), 4.64%, 12/15/36 (e)	7,210	2,411,961
CAB, Series C (BHAC), 4.05%, 12/15/31 (e)	7,600	3,566,072
Series A, 6.00%, 6/15/35	4,365	5,375,236

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (concluded):
Series A (AGC), 5.63%, 12/15/28	$2,000	$2,384,360
Series A (AGM), 5.25%, 12/15/20	10,750	13,288,075
Series A (NPFGC), 5.75%, 6/15/24	1,205	1,560,306
Series B, 5.50%, 6/15/31	1,425	1,695,109
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,639,860
Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,000,810
Series 8, 6.00%, 12/01/42	2,500	2,971,950
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd, AMT, 5.75%, 11/01/30	5,175	6,031,825

		84,799,328
Utilities — 6.1%
Essex County Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	2,000	2,152,600
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	4,335	5,458,372
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (e):
3.91%, 9/01/28	6,600	3,609,738
3.98%, 9/01/29	6,900	3,589,380
Union County Utilities Authority, Refunding RB, Series A:
Covanta Union, AMT, 5.25%, 12/01/31	450	503,563
New Jersey Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	5,415	6,215,716

		21,529,369
Total Municipal Bonds in New Jersey		451,671,071

Guam — 1.3%
State — 1.0%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	2,500	2,782,450
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	700	777,546

		3,559,996
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A:
5.00%, 10/01/34	325	362,528
(AGM), 5.00%, 10/01/26	580	662,197

		1,024,725
Total Municipal Bonds in Guam		4,584,721

Puerto Rico — 7.3%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	1,750	1,758,663
State — 5.2%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,730	1,820,981
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 6.53%, 7/01/37 (e)	4,000	832,680
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.50%, 8/01/42	$1,300	$1,386,164
First Sub-Series B, 6.00%, 8/01/42	2,500	2,750,675
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/41 (e)	9,500	1,969,540
CAB, Series A (NPFGC), 5.60%, 8/01/42 (e)	5,500	1,077,120
First Sub-Series A-1, 5.25%, 8/01/43	2,130	2,257,246
First Sub-Series C (AGM), 5.13%, 8/01/42	6,120	6,497,175

		18,591,581
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,750	4,195,913
Utilities — 0.4%
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/26	1,325	1,380,756
Total Municipal Bonds in Puerto Rico		25,926,913
Total Municipal Bonds — 136.6%		482,182,705

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 18.7%
Education — 0.3%
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	990	1,098,497
Housing — 1.5%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,790	5,271,778
State — 5.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	12,424,899
New Jersey EDA, Refunding RB, School Facilities Construction, 5.00%, 3/01/29	4,782	5,586,003

		18,010,902
Transportation — 7.9%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	1,900	2,178,008
Port Authority of New York & New Jersey, RB, Consolidated:
163rd, 5.00%, 7/15/39	11,456	12,984,902
169th, 5.00%, 10/15/41	5,500	6,173,035
Port Authority of New York & New Jersey, Refunding RB, 152nd, AMT, 5.25%, 11/01/35	5,998	6,627,150

		27,963,095
Utilities — 3.9%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	12,370	13,842,401
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		66,186,673

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	25

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Puerto Rico — 0.7%
State — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	$2,270	$2,469,377
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.4%		68,656,050
Total Long-Term Investments (Cost — $501,007,923) — 156.0%		550,838,755
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	6,216,765	$6,216,765
Total Short-Term Securities (Cost — $6,216,765) — 1.8%		6,216,765
Total Investments (Cost — $507,224,688) — 157.8%		557,055,520
Other Assets Less Liabilities — 0.8%		2,908,652
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.7)%		(34,342,659)
VRDP Shares, at Liquidation Value — (48.9)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$352,921,513

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF New Jersey Municipal Money Fund	4,620,110	1,596,655	6,216,765	$4

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$550,838,755	—	$550,838,755
Short-Term Securities	$6,216,765	—	—	6,216,765

Total	$6,216,765	$550,838,755	—	$557,055,520

[1]	See above Schedule of Investments for values in each sector or political subdivision.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(43,056)	—	$(43,056)
TOB trust certificates	—	(34,330,676)	—	(34,330,676)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	—	$(207,073,732)	—	$(207,073,732)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	27

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 6.7%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$3,000	$3,397,560
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	1,500	1,784,580
6.00%, 6/01/39	2,985	3,492,062
Selma IDB, RB, International Paper Co. Project, 5.38%, 12/01/35	350	386,869

		9,061,071
Arizona — 0.4%
Arizona Board of Regents, Refunding RB, University of Arizona, Series A, 5.00%, 6/01/42	500	572,100
California — 17.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,311,114
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,382,082
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	1,900	2,198,737
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,834,464
6.25%, 3/01/34	1,250	1,504,800
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,625,358
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	3,179,180
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,196,290
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	840	1,017,895
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,198,939
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	3,450	4,012,212
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	1,860	2,096,108

		23,557,179
Colorado — 1.7%
City & County of Denver Colorado, Refunding ARB, Series B, 5.00%, 11/15/37	600	689,580
Colorado Health Facilities Authority, RB, Hospital NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,545,713

		2,235,293
Florida — 3.7%
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	755	880,866
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,123,610
County of Miami-Dade Florida Aviation, Refunding RB, Series A, AMT, 5.00%, 10/01/31	1,500	1,667,505
Florida Housing Finance Corp., HRB, Brittany Rosemont Apartments, Series C-1, AMT (AMBAC), 6.75%, 8/01/14	170	170,410
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	850	923,746
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	255	277,608

		5,043,745
Municipal Bonds	Par (000)	Value
Georgia — 2.5%
City of Atlanta Georgia, Refunding ARB, Series C, AMT:
5.00%, 1/01/37	$2,000	$2,229,640
5.00%, 1/01/42	1,000	1,104,340

		3,333,980
Illinois — 15.2%
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	1,500	1,753,515
5.00%, 12/01/42	1,890	2,072,933
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,626,898
Sales Tax Receipts Revenue, 5.25%, 12/01/36	425	490,501
Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,355	2,696,522
City of Chicago Illinois, ARB, O’Hare International Airport, General, Third Lien:
Series A, 5.75%, 1/01/39	770	906,929
Series C, 6.50%, 1/01/41	3,680	4,758,792
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	525	605,703
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	385	443,412
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	180	207,310
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,866,466
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	1,360	1,591,649
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,118,280
6.00%, 6/01/28	270	324,246

		20,463,156
Indiana — 4.0%
Indiana Finance Authority Waste Water Utility, RB, CWA Authority Project, First Lien, Series A, 5.00%, 10/01/41	1,500	1,694,400
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	3,310	3,757,380

		5,451,780
Kansas — 2.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health System, Sunbelt Obligation Group, Series A, 5.00%, 11/15/32	2,410	2,791,768
Louisiana — 0.5%
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	446,306
Series A-2, 6.00%, 1/01/23	160	190,424

		636,730
Michigan — 4.9%
City of Detroit Michigan, RB, Series B (AGM), 6.25%, 7/01/36	1,800	2,100,222
City of Detroit Michigan, Refunding RB, Senior Lien (AGM):
Series C-1, 7.00%, 7/01/27	1,650	2,033,658
Sewage Disposal System, Series B, 7.50%, 7/01/33	660	824,729
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,265	1,617,505

		6,576,114

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Minnesota — 2.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Service, Series B (AGC), 6.50%, 11/15/38	$3,000	$3,684,630
Mississippi — 1.8%
Mississippi Development Bank, Refunding RB:
Jackson Mississippi Water & Sewer System, Series A (AGM), 5.00%, 9/01/30	1,715	1,998,798
Jackson Public School District Project, 5.00%, 4/01/28	380	433,280

		2,432,078
Nevada — 4.1%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,801,680
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,673,324
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,000	1,047,350

		5,522,354
New Jersey — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,562,190
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,195	1,388,745

		2,950,935
New York — 5.6%
Metropolitan Transportation Authority, Refunding RB, Transportation Revenue, Series C, 5.00%, 11/15/28	1,200	1,421,232
New York City Municipal Water Finance Authority, Refunding RB, Series FF-2, 5.50%, 6/15/40	1,545	1,823,594
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,375,100
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	750	868,260
5.00%, 3/15/42	1,000	1,144,800

		7,632,986
North Carolina — 1.2%
North Carolina Medical Care Commission, RB, Duke University Health System, Health Care Facilities, Series A, 5.00%, 6/01/32	1,360	1,599,319
Ohio — 1.3%
Ohio State University, RB, General Receipts Special Purpose, Series A:
5.00%, 6/01/38	605	705,951
5.00%, 6/01/43	910	1,052,251

		1,758,202
Pennsylvania — 5.8%
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, 5.00%, 4/01/42	2,000	2,266,960
Pennsylvania Turnpike Commission, RB:
Motor License Fund-Enhanced, Sub-Series B, 5.00%, 12/01/42	2,870	3,233,055
Sub-Series A, 6.00%, 12/01/41	2,000	2,270,120

		7,770,135
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,425	1,603,154
Municipal Bonds	Par (000)	Value
Texas — 21.1%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,250	$2,573,955
City of Houston Texas, Refunding RB, Series A (AGC):
6.00%, 11/15/35	2,700	3,290,544
6.00%, 11/15/36	2,055	2,517,991
5.38%, 11/15/38	1,000	1,169,480
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/42	2,255	2,433,799
Dallas Fort Worth International Airport, Refunding ARB, Series E, AMT, 5.00%, 11/01/35	2,000	2,184,960
Frisco ISD Texas, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,491,712
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	500	622,915
Katy ISD Texas, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	755	872,470
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,750	3,273,655
North Texas Tollway Authority, Refunding RB:
First Tier (AGM), 6.00%, 1/01/43	1,000	1,183,670
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,582,140
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,100	1,307,262
Texas Tech University, Refunding RB, Improvement Bonds, 14th Series A, 5.00%, 8/15/29	1,105	1,307,823
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	450	496,652
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,835	2,155,758

		28,464,786
Utah — 0.8%
Utah Transit Authority, Refunding RB, Series 2012, 5.00%, 6/15/42	1,000	1,130,020
Virginia — 6.0%
Fairfax County IDA, RB, Inova Health System Project, Series A, 5.00%, 5/15/40	700	795,704
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	4,000	4,577,120
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (a)	1,000	1,319,260
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	1,245	1,449,504

		8,141,588
Washington — 1.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,169,050
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	725	853,224

		2,022,274
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	1,250	1,407,863
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	320	359,622

		1,767,485
Total Municipal Bonds — 115.7%		156,202,862

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$1,500	$1,633,095
California — 0.9%
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,159,336
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (c)	750	910,510
Florida — 2.9%
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	660	742,764
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,732,627
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	465	491,626

		3,967,017
Illinois — 3.2%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,301,983
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	960	1,085,200

		4,387,183
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,158,560
Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Sales Tax, Senior Series B, 5.00%, 10/15/41	2,040	2,352,161
Nevada — 7.2%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,428,784
Series B, 5.50%, 7/01/29	1,994	2,436,382
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,895,940

		9,761,106
New Jersey — 3.1%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,192,670
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,788,052
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	1,000	1,146,320

		4,127,042
New York — 21.1%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,193,205
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	2,999	3,467,740
Series FF, 5.00%, 6/15/45	2,999	3,417,456
Series FF-2, 5.50%, 6/15/40	1,095	1,292,147
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,122,205
New York City Transitional Finance Authority, RB, Sub-Series E-1, 5.00%, 2/01/42	1,160	1,332,652
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	$3,000	$3,451,573
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	1,770	2,099,893
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,800,582
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	4,500	5,109,615
New York State Thruway Authority, Refunding RB, Series G (AGM), 5.00%, 1/01/32	2,000	2,184,740

		28,471,808
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,200	1,305,408
Texas — 4.2%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,609	3,107,769
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	2,220	2,542,188

		5,649,957
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,111,932
Washington — 1.6%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,875	2,181,837
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.5%		68,176,952
Total Long-Term Investments (Cost — $204,021,094) — 166.2%		224,379,814

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	110,369	110,369
Total Short-Term Securities (Cost — $110,369) — 0.1%		110,369
Total Investments (Cost — $204,131,463) — 166.3%		224,490,183
Other Assets Less Liabilities — 1.7%		2,317,187
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.1)%		(35,273,232)
VMTP Shares, at Liquidation Value — (41.9)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$135,034,138

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $2,114,529.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	110,369	110,369	$243

(e)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$224,379,814	—	$224,379,814
Short-Term Securities	$110,369	—	—	110,369

Total	$110,369	$224,379,814	—	$224,490,183

[1]	See above Schedule of Investments for values in each state or political sub-division.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(52,553)	—	$(52,553)
TOB trust certificates	—	(35,255,933)	—	(35,255,933)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	—	$(91,808,486)	—	$(91,808,486)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	31

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 126.2%
Corporate — 6.2%
Dickinson County EDC, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	$3,900	$3,913,182
Monroe County EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	10,695	14,372,797

		18,285,979
County/City/Special District/School District — 35.6%
Adrian City School District Michigan, GO (AGM) (a):
5.00%, 5/01/14	2,000	2,116,840
5.00%, 5/01/14	1,600	1,693,472
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	3,000	3,315,810
4.25%, 5/01/26	1,800	1,991,430
4.38%, 5/01/27	960	1,062,230
4.00%, 5/01/28	240	256,872
4.38%, 5/01/28	600	658,038
4.00%, 5/01/29	620	660,325
4.50%, 5/01/29	900	996,588
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	2,800	3,071,684
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/33	1,000	1,057,490
Brighton Area School District, GO, School Building & Site, Series I (Q-SBLF), 4.25%, 5/01/37	3,570	3,702,911
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,094,822
5.00%, 4/01/26	2,000	2,248,040
5.00%, 4/01/27	500	562,010
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	546,360
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	870,630
5.50%, 5/01/41	1,355	1,562,342
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	645,540
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	1,000	1,028,390
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,718,737
Detroit City School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
Series A, 5.38%, 5/01/13	1,300	1,316,705
Series B, 5.00%, 5/01/13	2,850	2,883,943
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM) (a):
5.25%, 5/01/14	1,325	1,407,057
5.25%, 5/01/14	1,675	1,778,733
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,304,272
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	2,000	2,179,720
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	$710	$751,755
5.00%, 5/01/14	2,940	3,111,755
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	706,956
5.50%, 5/01/36	1,200	1,394,892
5.50%, 5/01/41	1,575	1,814,778
Gull Lake Community School District, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	3,625	3,839,129
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,125	1,226,092
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	430	447,544
Howell Public Schools, GO, Refunding (Q-SBLF), 4.50%, 5/01/29	1,090	1,237,194
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,650,917
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/24	1,000	1,089,860
5.00%, 5/01/25	1,525	1,662,036
5.00%, 5/01/26	1,600	1,735,168
5.00%, 5/01/35	3,000	3,216,870
Lansing Building Authority Michigan, GO, Series A (NPFGC), 5.38%, 6/01/13 (a)	1,510	1,536,063
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	5,000	5,395,500
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	1,000	1,048,960
Montrose Community Schools, GO (NPFGC), 6.20%, 5/01/17	1,000	1,209,320
Orchard View Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 11/01/13 (a)	5,320	5,510,722
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site, 5.00%, 5/01/25	1,000	1,149,740
Pennfield School District Michigan, GO, School Building & Site (NPFGC) (a):
5.00%, 5/01/14	765	809,194
5.00%, 5/01/14	605	639,951
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,425	1,509,175
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.13%, 5/01/25	1,150	1,254,431
4.25%, 5/01/26	1,200	1,313,172
4.25%, 5/01/27	1,200	1,307,304
4.50%, 5/01/29	1,025	1,124,804
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	2,000	2,117,620
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,782,875
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	1,250	1,427,925
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,600	1,694,096

		105,446,789

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education — 6.0%
Grand Valley State University Michigan, RB (NPFGC), 5.50%, 2/01/18	$1,760	$1,917,625
Lake Superior State University, Refunding RB (AGM):
4.00%, 11/15/26	770	813,875
4.00%, 11/15/27	465	490,110
4.00%, 11/15/28	310	324,979
4.00%, 11/15/29	400	417,156
4.00%, 11/15/30	310	321,864
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,741,466
Michigan State University, Refunding RB, General, Series C, 5.00%, 2/15/40	4,700	5,216,859
Michigan Technological University, Refunding RB, General, Series A, 5.00%, 10/01/34	1,650	1,871,842
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC), 5.00%, 7/01/24	2,100	2,223,375
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	2,100	2,394,630

		17,733,781
Health — 23.2%
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	1,045	1,055,826
Series A, 5.38%, 7/01/20	615	615,941
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,355,340
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	5,112,405
Michigan State Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,719,508
Michigan State Finance Authority, Refunding RB, Trinity Health Credit:
5.00%, 12/01/31	3,100	3,551,949
5.00%, 12/01/35	3,100	3,480,618
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,301,287
Hospital, MidMichigan Obligated Group, Series A (AMBAC), 5.50%, 4/15/18	2,530	2,537,185
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,074,720
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	620	655,402
MidMichigan Obligated Group, Series A, 5.00%, 4/15/36	3,550	3,692,461
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,653,475
Hospital, Oakwood Obligated Group, Series A, 5.75%, 4/01/13 (a)	5,000	5,046,050
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,442,920
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	600	676,278
Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB (concluded):
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	$3,260	$3,527,027
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	630	662,817
Hospital, Sparrow Obligated, 5.00%, 11/15/31	3,100	3,304,631
Mclaren Health Care, 5.75%, 5/15/38	4,500	5,198,670
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,544,207
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	930	1,124,175
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	1,000	1,207,800
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,460	4,610,926
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,278,660
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	475	484,201

		68,914,479
Housing — 8.8%
Michigan State HDA, RB:
Deaconess Tower,
AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,039,520
Series A, 4.75%, 12/01/25	4,235	4,672,518
Series A, AMT (NPFGC), 5.30%, 10/01/37	130	130,133
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,740	3,866,337
Michigan State HDA, Refunding RB:
Rental Housing Revenue, Series D,4.50%, 10/01/48	9,715	9,837,603
Series A, 6.05%, 10/01/41	6,010	6,514,720

		26,060,831
State — 16.3%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	145,476
Michigan State Building Authority, Refunding RB, Facilities Program:
Series H (AGM), 5.00%, 10/15/26	4,500	5,143,230
Series I, 6.25%, 10/15/38	3,900	4,746,378
Series I (AGC), 5.25%, 10/15/24	4,000	4,749,080
Series I (AGC), 5.25%, 10/15/25	2,000	2,380,220
Series I (AGC), 5.25%, 10/15/26	600	710,778
Series I-A, 5.50%, 10/15/45	1,250	1,446,300
Series II (NPFGC), 5.00%, 10/15/29	3,500	3,595,795
Michigan State Finance Authority, RB, Series F:
5.00%, 4/01/31	1,000	1,089,400
5.25%, 10/01/41	6,085	6,646,463
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,500	1,712,370
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	6,013,350
State of Michigan Trunk Line Revenue, RB:
5.00%, 11/15/29	1,000	1,188,310
5.00%, 11/15/33	1,850	2,169,791
5.00%, 11/15/36	3,500	4,075,330

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
State (concluded)
State of Michigan, COP (AMBAC), 2.19%, 6/01/22 (b)(c)	$3,000	$2,448,120

		48,260,391
Transportation — 11.6%
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,943,917
5.25%, 12/01/26	6,300	6,638,310
5.00%, 12/01/34	4,435	4,593,329
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,527,720
5.75%, 12/01/26	1,000	1,127,910
5.38%, 12/01/32	8,700	9,469,776

		34,300,962
Utilities — 18.5%
City of Detroit Michigan Water Supply System, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,635,130
Second Lien, Series B (NPFGC), 5.00%, 7/01/13 (a)	1,550	1,580,830
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,000	6,034,860
Series B (NPFGC), 5.25%, 7/01/13 (a)	11,790	12,036,883
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	10,470	11,047,316
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	930	1,072,113
4.00%, 1/01/42	1,700	1,754,808
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	310	345,334
5.63%, 10/01/40	1,000	1,121,860
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,970	2,310,672
5.00%, 7/01/31	4,230	4,919,955
5.00%, 7/01/37	2,065	2,368,472
5.50%, 7/01/41	3,000	3,554,130
Michigan Municipal Bond Authority, RB:
Clean Water Revolving-Pooled, 5.00%, 10/01/27	1,240	1,507,728
State Clean Water, 5.00%, 10/01/27	1,250	1,419,488

		54,709,579
Total Municipal Bonds in Michigan		373,712,791

Guam — 2.5%
State — 1.8%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	2,300	2,559,854
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	1,400	1,566,712
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	1,165	1,294,058

		5,420,624
Municipal Bonds	Par (000)	Value
Guam (concluded)
Utilities — 0.7%
Guam Power Authority, Refunding RB, Series A:
5.00%, 10/01/34	$605	$674,859
(AGM), 5.00%, 10/01/26	970	1,107,469
(AGM), 5.00%, 10/01/27	235	267,928

		2,050,256
Total Municipal Bonds in Guam		7,470,880

Puerto Rico — 6.4%
State — 5.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.50%, 8/01/42	500	533,140
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/41 (b)	8,500	1,762,220
CAB, Series A (NPFGC), 5.60%, 8/01/42 (b)	4,500	881,280
CAB, Series A (NPFGC), 5.60%, 8/01/43 (b)	12,500	2,320,500
CAB, Series A (NPFGC), 5.65%, 8/01/46 (b)	20,000	3,091,200
CAB, Series C, 5.56%, 8/01/38 (b)	2,775	685,370
First Sub-Series C (AGM), 5.13%, 8/01/42	5,100	5,414,313
Series A-1, 5.25%, 8/01/43	1,070	1,133,922

		15,821,945
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,750	3,077,002
Total Municipal Bonds in Puerto Rico		18,898,947
Total Municipal Bonds — 135.1%		400,082,618

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 20.1%
County/City/Special District/School District — 4.3%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	6,470	7,447,002
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	5,158,385

		12,605,387
Education — 7.4%
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,480,700
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,496,300

		21,977,000
Health — 1.3%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,350	3,731,532
Housing — 2.5%
Michigan HDA, RB, Rental Housing, Series A, 6.00%, 10/01/45	6,990	7,534,171
Utilities — 4.6%
City of Grand Rapids Michigan, RB (NPFGC), 5.00%, 1/01/34	11,387	11,985,372

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Michigan (concluded)
Utilities (concluded)
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$1,649	$1,796,176

		13,781,548
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Michigan		59,629,638

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,060	1,153,110
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		60,782,748
Total Long-Term Investments (Cost — $424,157,894) — 155.6%		460,865,366
Short-Term Securities	Shares	Value
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	5,940,717	$5,940,717
Total Short-Term Securities (Cost — $5,940,717) — 2.0%		5,940,717
Total Investments (Cost — $430,098,611) — 157.6%		466,806,083
Other Assets Less Liabilities — 1.2%		3,614,582
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(29,579,795)
VRDP Shares, at Liquidation Value — (48.8)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$296,240,870

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF Michigan Municipal Money Fund	9,419,517	(3,478,800)	5,940,717	—

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	35

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$460,865,366	—	$460,865,366
Short-Term Securities	$5,940,717	—	—	5,940,717

Total	$5,940,717	$460,865,366	—	$466,806,083

[1] See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(124,079)	—	$(124,079)
TOB trust certificates	—	(29,568,191)	—	(29,568,191)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	—	$(174,292,270)	—	$(174,292,270)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 119.2%
Corporate — 5.4%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$5,000	$5,602,050
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,139,570
United Water of New Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,096,690

		7,838,310
County/City/Special District/School District — 14.5%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	795,315
City of Atlantic City, GO, Tax Appeal (AGM), 4.00%, 11/01/27	2,500	2,669,100
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/35	1,250	1,343,025
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,146,920
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,161,877
4.00%, 3/01/30	1,060	1,157,032
4.00%, 3/01/31	1,200	1,304,400
Edgewater Borough Board of Education, GO (AGM), Refunding:
4.25%, 3/01/34	300	329,184
4.25%, 3/01/35	300	328,779
4.30%, 3/01/36	300	329,331
Essex County Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,050,190
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 4.20%, 12/15/32 (a)	1,000	437,800
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	278,350
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,116,530
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,563,716
Monmouth County Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,014
5.25%, 12/01/15	5	5,014
5.00%, 12/01/17	5	5,011
5.00%, 12/01/18	5	5,010
5.00%, 12/01/19	5	5,009
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM), 5.00%, 9/15/21	1,000	1,101,640
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,619,836
Union County Improvement Authority, RB, Family Court Building Project, 4.00%, 5/01/37	1,425	1,471,712

		21,229,795
Education — 23.6%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	1,600	1,807,280
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (b)	1,185	1,263,317
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,203,079
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Kean University, Series A, 5.25%, 9/01/29	$1,500	$1,734,150
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,895	2,994,472
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,129,240
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,302,063
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	4,030,585
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,860,567
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,588,770
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,210,700
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.50%, 12/01/28	1,170	1,230,735
4.50%, 12/01/29	1,550	1,616,262
4.63%, 12/01/30	1,475	1,548,042
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	2,174,455
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC):
5.50%, 12/01/18	570	571,984
5.50%, 12/01/19	1,145	1,148,985
5.50%, 12/01/20	1,130	1,133,831
5.50%, 12/01/21	865	867,932

		34,416,449
Health — 10.4%
New Jersey Health Care Facilities Financing Authority, RB:
Kennedy Health System, 5.00%, 7/01/31	210	234,364
Kennedy Health System, 5.00%, 7/01/42	140	154,239
Meridian Health, Series I (AGC), 5.00%, 7/01/38	725	778,585
Meridian Health, Series II (AGC), 5.00%, 7/01/38	990	1,063,171
Meridian Health, Series V (AGC), 5.00%, 7/01/38	965	1,036,323
Virtua Health (AGC), 5.50%, 7/01/38	1,000	1,115,850
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,356,718
Barnabas Health, Series A, 5.00%, 7/01/24	130	150,495
Barnabas Health Issue, Series A, 5.00%, 7/01/24	1,820	2,086,739
Barnabas Health Issue, Series A, 5.63%, 7/01/37	1,200	1,355,532
Barnabas Health, Series A, 5.63%, 7/01/32	440	498,722
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,500,270
Meridian Health System Obligation, 5.00%, 7/01/25	300	345,969
Meridian Health System Obligation, 5.00%, 7/01/26	2,130	2,438,616

		15,115,593

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 7.2%
New Jersey State Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	$3,350	$3,490,700
M/F Housing, 4.55%, 11/01/43	1,425	1,481,231
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	404,892
S/F Housing, Series T, AMT, 4.70%, 10/01/37	490	504,386
S/F Housing, Series AA, 6.50%, 10/01/38	630	660,895
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series B, 4.50%, 10/01/30	2,830	3,081,813
Series A, AMT (NPFGC), 4.90%, 11/01/35	820	826,470

		10,450,387
State — 27.1%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.62%, 11/01/23 (a)	6,725	5,080,872
Election of 2005, Series A, 5.80%, 11/01/15 (b)	2,605	2,981,292
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series R (NPFGC), 3.17%, 7/01/21 (a)	2,325	1,784,251
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	225	241,112
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	785	843,899
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,235,880
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	3,500	3,683,960
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,500	8,980,165
School Facilities Construction, Series KK, 5.00%, 3/01/29	685	801,464
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,430	1,628,298
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,200	1,431,204
School Facilities Construction, Series U, 5.00%, 9/01/37	3,000	3,235,620
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	1,000	1,078,540
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	355	404,679
5.00%, 6/15/28	910	1,027,545
5.00%, 6/15/29	1,195	1,334,086
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,846,398
5.50%, 3/01/22	1,050	1,267,728
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	565,755

		39,452,748
Tobacco — 1.2%
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (b)	1,715	1,753,810
Transportation — 21.7%
Delaware River Port Authority, RB, Series D:
5.05%, 1/01/35	1,430	1,622,349
(AGM), 5.00%, 1/01/40	1,500	1,675,170
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	$700	$796,754
5.00%, 1/01/27	525	596,143
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/15 (c)	3,005	2,867,852
New Jersey State Turnpike Authority, Refunding RB, Series A:
5.00%, 1/01/31	2,000	2,333,000
5.00%, 1/01/35	700	802,900
(AGM), 5.25%, 1/01/29	2,000	2,598,740
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.33%, 12/15/32 (a)	4,750	2,027,632
CAB, Series C (AMBAC), 4.57%, 12/15/35 (a)	2,760	981,898
Series A, 6.00%, 6/15/35	2,000	2,462,880
Series A (AGC), 5.63%, 12/15/28	780	929,900
Series A (AGM), 5.25%, 12/15/20	4,250	5,253,425
Series B, 5.50%, 6/15/31	730	868,372
Port Authority of New York & New Jersey, RB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,245,920
JFK International Air Terminal, 6.00%, 12/01/42	1,500	1,783,170
Port Authority of New York & New Jersey, Refunding RB, Consolidated 152nd Series, AMT, 5.75%, 11/01/30	2,000	2,331,140
South Jersey Transportation Authority, RB, Series A:
5.00%, 11/01/28	200	231,572
5.00%, 11/01/29	200	231,026

		31,639,843
Utilities — 8.1%
Essex County Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	1,000	1,076,300
Jersey City Municipal Utilities Authority, Refunding RB (AMBAC), 6.25%, 1/01/14	945	983,159
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,153,129
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a):
3.75%, 9/01/26	4,100	2,475,211
3.98%, 9/01/29	2,750	1,430,550
4.24%, 9/01/33	2,350	990,854
Union County Utilities Authority, Refunding RB, Series A:
New Jersey Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,473,660
Resource Recovery Facility, Covanta Union, AMT, 5.25%, 12/01/31	200	223,806

		11,806,669
Total Municipal Bonds in New Jersey		173,703,604

Guam — 1.4%
State — 1.4%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	1,600	1,780,768
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	275	305,465
Total Municipal Bonds in Guam		2,086,233

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 11.0%
Health — 2.9%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	$4,220	$4,236,078
State — 6.4%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,350	1,420,997
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (a):
(AMBAC), 6.53%, 7/01/37	2,250	468,383
(NPFGC), 6.00%, 7/01/30	2,750	982,135
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.50%, 8/01/42	700	746,396
6.00%, 8/01/42	1,000	1,100,270
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/41 (a)	6,000	1,243,920
First Sub-Series A-1, 5.25%, 8/01/43	800	847,792
First Sub-Series C (AGM), 5.13%, 8/01/42	2,380	2,526,679

		9,336,572
Transportation — 0.9%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,185	1,325,908
Utilities — 0.8%
Puerto Rico Electric Power Authority, RB, Series XX, 5.75%, 7/01/36	1,000	1,040,300
Total Municipal Bonds in Puerto Rico		15,938,858
Total Municipal Bonds — 131.6%		191,728,695

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 21.6%
Education — 3.1%
Rutgers State University of New Jersey, Refunding RB, Rutgers University, Series F, 5.00%, 5/01/39	4,003	4,443,921
Housing — 1.5%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,980	2,179,148
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.6%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$4,476,219
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/29	1,919	2,241,406

		6,717,625
Transportation — 8.6%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	760	871,203
Port Authority of New York & New Jersey, RB, Consolidated, AMT:
163rd Series, 5.00%, 7/15/39	4,089	4,634,227
169th Series, 5.00%, 10/15/41	4,500	5,050,665
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	2,021,281

		12,577,376
Utilities — 3.8%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	4,930	5,516,818
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		31,434,888

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	520	565,677
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.0%		32,000,565
Total Long-Term Investments (Cost — $205,304,220) — 153.6%		223,729,260

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (f)(g)	1,491,959	1,491,959
Total Short-Term Securities (Cost — $1,491,959) — 1.0%		1,491,959
Total Investments (Cost — $206,796,179) — 154.6%		225,221,219
Other Assets Less Liabilities — 0.7%		1,088,575
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.1)%		(16,225,596)
VRDP Shares, at Liquidation Value — (44.2)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$145,684,198

Notes to Schedule of investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	39

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(f)	Investments in issuers considered to be an affiliate of the Fund during the period ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF New Jersey Municipal Money Fund	1,036,548	455,411	1,491,959	$2

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$223,729,260	—	$223,729,260
Short-Term Securities	$1,491,959	—	—	1,491,959

Total	$1,491,959	$223,729,260	—	$225,221,219

[1] See Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(18,632)	—	$(18,632)
TOB trust certificates	—	(16,219,818)	—	(16,219,818)
VRDP shares	—	(64,400,000)	—	(64,400,000)

Total	—	$(80,638,450)	—	$(80,638,450)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania — 103.9%
Corporate — 8.4%
Beaver County IDA, Refunding RB, FirstEnergy, Mandatory Put Bonds, 3.38%, 1/01/35	$1,200	$1,239,012
Delaware County IDA Pennsylvania, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,624,202
Northumberland County IDA, Refunding RB, Aqua Pennsylvania, Inc. Project, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,613,220
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,519,791
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	3,630	3,889,509
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,264,068
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	865	932,193

		16,081,995
County/City/Special District/School District — 30.0%
Chambersburg Area School District, GO (NPFGC):
5.25%, 3/01/26	2,115	2,321,593
5.25%, 3/01/27	2,500	2,736,850
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGC), 5.00%, 8/01/24	2,000	2,248,080
(AGM), 5.25%, 12/15/32	5,000	5,561,550
City of Pittsburgh Pennsylvania, GO, Refunding, Series B, 5.00%, 9/01/26	970	1,130,777
Connellsville Area School District, GO, Series B (AGM), 5.00%, 11/15/13 (a)	1,000	1,037,530
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	645	669,046
4.00%, 8/15/42	140	144,315
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	448,988
East Stroudsburg Area School District, GO, Series A (NPFGC), 7.75%, 9/01/27	2,000	2,507,200
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,431,130
Falls Township Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,216,258
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,116,196
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	3,500	4,078,550
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,746,290
Penn Delco Pennsylvania School District, GO:
4.00%, 6/01/32	810	860,552
4.00%, 6/01/34	590	623,895
4.00%, 6/01/38	1,060	1,101,849
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,804,788
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	3,300	3,845,391
Philadelphia School District, GO, Refunding, Series A (BHAC), 5.00%, 6/01/34	1,000	1,191,070
Philipsburg Osceola Area School District Pennsylvania, GO (AGM):
5.00%, 4/01/41	755	803,245
Municipal Bonds	Par (000)	Value

Pennsylvania (continued)
County/City/Special District/School District (concluded)
Philipsburg Osceola Area School District Pennsylvania, GO (AGM) (concluded):
Series A, 4.00%, 4/01/35	$600	$618,792
Series A, 4.00%, 4/01/38	595	607,168
Series A, 4.00%, 4/01/41	225	229,505
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 3.59%, 9/01/30 (b)	6,145	3,287,083
State Public School Building Authority, RB, CAB, Corry Area School District (AGM) (b):
2.76%, 12/15/22	1,640	1,250,566
2.95%, 12/15/23	1,980	1,440,707
3.07%, 12/15/24	1,980	1,379,209
3.17%, 12/15/25	1,770	1,180,873
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,200	1,318,524
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,592,490

		57,530,060
Education — 6.0%
Adams County IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	114,230
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,616,865
Shippensburg University Student Services, 5.00%, 10/01/35	430	469,216
Shippensburg University Student Services, 5.00%, 10/01/44	1,195	1,297,949
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	3,117,400
State System Higher Education, Series Al, 5.00%, 6/15/35	1,780	2,048,121
Thomas Jefferson University, 4.00%, 3/01/37	375	385,523
Thomas Jefferson University, 5.00%, 3/01/42	310	347,575
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/34	1,880	2,127,446

		11,524,325
Health — 15.2%
Allegheny County Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,682,340
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	1,175	1,307,293
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,603,174
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,602,300
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	560,875
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital:
3.75%, 6/01/31	470	471,824
3.25%, 6/01/26	625	630,813
Series A, 5.13%, 6/01/33	490	538,652
Montgomery County IDA Pennsylvania, RB, Acts Retirement Life Community:
4.50%, 11/15/36	295	297,744
Series A-1, 6.25%, 11/15/29	235	274,461
5.00%, 11/15/27	690	772,020

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	41

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)
Health (concluded)
Montgomery County IDA Pennsylvania, RB, Acts Retirement Life Community (concluded):
5.00%, 11/15/28	$445	$493,425
5.00%, 11/15/29	150	163,809
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	1,505	1,689,317
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (a)(c)	2,705	3,277,324
Saint Mary Hospital Authority, Refunding RB, Catholic Health East, Series A:
5.00%, 11/15/26	1,325	1,458,176
5.00%, 11/15/27	945	1,037,997
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series B (AGC), 5.38%, 7/01/35	2,000	2,234,720

		29,096,264
Housing — 7.4%
Pennsylvania HFA, RB, AMT:
Series 95-A, 4.90%, 10/01/37	995	1,015,437
Series 114C, 3.65%, 10/01/37	2,015	1,993,560
Series 114C, 3.70%, 10/01/42	3,870	3,837,453
Pennsylvania HFA, Refunding RB:
4.75%, 10/01/39	890	916,033
S/F Mortgage, Series 92-A, AMT, 4.75%, 4/01/31	640	652,365
Series 99-A, AMT, 5.15%, 4/01/38	855	949,161
Series 105C, 4.88%, 10/01/34	1,730	1,846,983
Philadelphia Housing Authority Capital Fund Program, RB, Series A (AGM), 5.50%, 12/01/18	3,000	3,042,960

		14,253,952
State — 0.7%
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 6/01/28	600	730,290
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	659,508

		1,389,798
Transportation — 20.9%
City of Philadelphia, Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,692,875
AMT (AGM), 5.00%, 6/15/37	7,500	7,924,050
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	1,560	1,742,177
Pennsylvania Turnpike Commission, Enhanced Turnpike Subordinate Special, RB:
5.00%, 12/01/37	705	797,306
5.00%, 12/01/42	2,100	2,352,735
Pennsylvania Turnpike Commission, RB:
Senior Lien, Series A, 5.00%, 12/01/42	2,500	2,845,300
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,423,142
Series A (AMBAC), 5.25%, 12/01/32	350	376,246
Series C of 2003 Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	3,600	4,047,192
Sub-Series A, 6.00%, 12/01/41	700	794,542
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,895,500
Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Transportation (concluded)
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	$1,570	$1,806,191
5.00%, 6/01/29	2,080	2,381,329

		40,078,585
Utilities — 15.3%
Allegheny County Sanitation Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,475,800
Bucks County Water & Sewer Authority, RB, Water System, 5.00%, 12/01/41	500	571,235
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,351,447
Ninth Series, 5.25%, 8/01/40	1,430	1,539,080
City of Philadelphia, Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	781,172
Series C (AGM), 5.00%, 8/01/40	3,000	3,359,670
Delaware County IDA Pennsylvania, RB, Pennsylvania Suburban Water Co. Project, Series A, AMT (AMBAC), 5.15%, 9/01/32	5,500	5,555,385
Erie Pennsylvania Water Authority, Refunding RB (AGM):
4.00%, 12/01/32	860	904,780
4.00%, 12/01/34	985	1,019,830
4.00%, 12/01/36	715	737,286
Lycoming County Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	400	433,192
Northampton Borough Municipal Authority, RB (NPFGC), 5.00%, 5/01/14 (a)	935	990,670
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,624,239
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 12/01/27	2,680	2,993,158

		29,336,944
Total Municipal Bonds in Pennsylvania		199,291,923

Guam — 2.0%
State — 0.5%
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	805	900,860
Transportation — 1.3%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC), 5.00%, 10/01/23	2,500	2,521,125
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	420	468,497
Total Municipal Bonds in Guam		3,890,482

Puerto Rico — 0.7%
State — 0.7%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (AGM), 5.25%, 7/01/30	1,270	1,331,938
Total Municipal Bonds — 106.6%		204,514,343

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Pennsylvania — 52.1%
County/City/Special District/School District — 4.9%
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	$8,850	$9,422,931
Education — 12.9%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	9,448,652
University of Pennsylvania Health System, 5.75%, 8/15/41	4,270	5,039,411
University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	7,775,636
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,576,186

		24,839,885
Health — 9.7%
Geisinger Authority Pennsylvania Health Systems, RB:
Series A, 5.13%, 6/01/34	2,500	2,779,875
Series A, 5.25%, 6/01/39	3,128	3,485,931
Series A-1, 5.13%, 6/01/41	6,270	7,053,687
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,213,099

		18,532,592
Housing — 3.8%
Pennsylvania HFA, Refunding RB:
S/F Mortgage, Series 113, 4.85%, 10/01/37	4,120	4,430,071
Series 96-A, AMT, 4.70%, 10/01/37	2,850	2,919,512

		7,349,583
State — 20.8%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	5,203	6,095,364
5.00%, 11/15/30	6,350	7,634,287
Pennsylvania Turnpike Commission, RB, Series C of 2003 Pennsylvania Turnpike, 5.00%, 12/01/32	10,000	11,242,200
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Pennsylvania (concluded)
State (concluded)
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	$14,026	$14,891,049

		39,862,900
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania		100,007,891

Puerto Rico — 2.8%
State — 2.8%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	5,000	5,439,100
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.9%		105,446,991
Total Long-Term Investments (Cost — $287,364,229) — 161.5%		309,961,334

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (e)(f)	153,639	153,639
Total Short-Term Securities (Cost — $153,639) — 0.1%		153,639
Total Investments (Cost — $287,517,868) — 161.6%		310,114,973
Other Assets Less Liabilities — 1.4%		2,729,202
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.5)%		(54,645,163)
VRDP Shares, at Liquidation Value — (34.5)%		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$191,899,012

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF Pennsylvania Municipal Money Fund	3,976,718	(3,823,079)	153,639	$163

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	43

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$309,961,334	—	$309,961,334
Short-Term Securities	$153,639	—	—	153,639

Total	$153,639	$309,961,334	—	$310,114,973

[1] See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(56,890)	—	$(56,890)
TOB trust certificates	—	(54,624,902)	—	(54,624,902)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	—	$(120,981,792)	—	$(120,981,792)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,110,404,604	$550,838,755	$224,379,814	$460,865,366	$223,729,260	$309,961,334
Investments at value — affiliated[2]	4,970,161	6,216,765	110,369	5,940,717	1,491,959	153,639
Cash pledged as collateral for financial futures contracts	264,000	—	—	—	—	—
Interest receivable	14,649,564	4,686,158	2,496,469	4,880,744	1,731,336	3,149,387
Investments sold receivable	5,336,028	—	548,708	310,000	—	491,689
Deferred offering costs	231,512	343,490	95,379	268,348	231,969	209,771
Prepaid expenses	24,917	12,780	5,177	10,589	5,300	6,954

Total assets	1,135,880,786	562,097,948	227,635,916	472,275,764	227,189,824	313,972,774

Accrued Liabilities
Bank overdraft	236,255	43,056	52,553	124,079	18,632	56,890
Investments purchased payable	8,389,741	—	—	—	—	—
Income dividends payable — Common Shares	3,236,823	1,576,128	601,517	1,395,562	640,449	851,328
Investment advisory fees payable	522,419	253,074	96,403	200,055	95,343	132,991
Officer’s and Directors’ fees payable	172,735	2,309	—	3,851	1,036	5,653
Interest expense and fees payable	105,357	11,983	17,299	11,604	5,778	20,261
Variation margin payable	18,750	—	—	—	—	—
Other accrued expenses payable	157,356	259,209	78,073	131,552	124,570	81,737

Total accrued liabilities	12,839,436	2,145,759	845,845	1,866,703	885,808	1,148,860

Other Liabilities
TOB trust certificates	191,494,247	34,330,676	35,255,933	29,568,191	16,219,818	54,624,902
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	445,494,247	207,030,676	91,755,933	174,168,191	80,619,818	120,924,902

Total liabilities	458,333,683	209,176,435	92,601,778	176,034,894	81,505,626	122,073,762

Net Assets Applicable to Common Shareholders	$677,547,103	$352,921,513	$135,034,138	$296,240,870	$145,684,198	$191,899,012

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$585,729,141	$299,124,763	$118,097,608	$261,253,574	$125,372,419	$170,218,412
Undistributed net investment income	10,817,605	5,554,873	1,947,192	3,332,517	2,568,535	1,994,621
Accumulated net realized loss	(8,900,433)	(1,588,955)	(5,369,382)	(5,052,693)	(681,796)	(2,911,126)
Net unrealized appreciation/depreciation	89,900,790	49,830,832	20,358,720	36,707,472	18,425,040	22,597,105

Net Assets Applicable to Common Shareholders	$677,547,103	$352,921,513	$135,034,138	$296,240,870	$145,684,198	$191,899,012

Net asset value per Common Share	$16.54	$16.57	$15.94	$16.24	$16.38	$16.68

[1] Investments at cost — unaffiliated	$1,020,705,053	$501,007,923	$204,021,094	$424,157,894	$205,304,220	$287,364,229
[2] Investments at cost — affiliated	$4,970,161	$6,216,765	$110,369	$5,940,717	$1,491,959	$153,639

[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	15,600	9,847	1 million	8,046	3,584	1 million
[5] Common Shares outstanding	40,972,449	21,299,027	8,472,077	18,242,638	8,895,127	11,504,433
[6] Par Value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	45

Statements of Operations

Six Months Ended January 31, 2013 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$23,015,404	$11,865,025	$4,683,000	$10,430,295	$4,892,586	$6,599,196
Income — affiliated	3	4	243	—	2	163

Total income	23,015,407	11,865,029	4,683,243	10,430,295	4,892,588	6,599,359

Expenses
Investment advisory	3,101,386	1,541,450	569,009	1,185,622	566,477	780,782
Liquidity fees	—	620,692	—	—	231,457	—
Professional	55,814	32,224	43,264	32,586	41,055	45,790
Accounting services	74,583	50,425	24,970	43,334	25,733	28,113
Officer and Directors	49,668	17,775	6,969	15,067	7,418	14,023
Remarketing fees on Preferred Shares	—	87,060	—	—	32,465	—
Transfer agent	20,248	15,143	12,678	14,716	12,448	16,369
Custodian	23,406	14,725	5,433	11,533	6,927	9,682
Registration	7,088	4,666	4,676	4,643	4,694	4,662
Printing	296	3,783	3,498	3,204	2,929	1,651
Miscellaneous	36,094	31,813	13,259	20,251	19,031	19,894

Total expenses excluding interest expense, fees and amortization of offering costs	3,368,583	2,419,756	683,756	1,330,956	950,634	920,966
Interest expense, fees and amortization of offering costs[1]	2,180,967	423,623	484,838	909,232	173,724	559,488

Total expenses	5,549,550	2,843,379	1,168,594	2,240,188	1,124,358	1,480,454
Less fees waived by Manager	(230,045)	(41,209)	(904)	(1,547)	(2,636)	(907)

Total expenses after fees waived	5,319,505	2,802,170	1,167,690	2,238,641	1,121,722	1,479,547

Net investment income	17,695,902	9,062,859	3,515,553	8,191,654	3,770,866	5,119,812

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,187,804	151,784	2,572,479	376,326	127,961	822,581
Financial futures contracts	178,255	(137,906)	—	(112,802)	(56,401)	—

	4,366,059	13,878	2,572,479	263,524	71,560	822,581

Net change in unrealized appreciation/depreciation on:
Investments	2,255,323	1,074,279	(681,399)	965,170	584,941	435,129
Financial futures contracts	201,239	—	—	—	—	—

	2,456,562	1,074,279	(681,399)	965,170	584,941	435,129

Total realized and unrealized gain	6,822,621	1,088,157	1,891,080	1,228,694	656,501	1,257,710

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$24,518,523	$10,151,016	$5,406,633	$9,420,348	$4,427,367	$6,377,522

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$17,695,902	$38,695,079	$9,062,859	$17,624,095
Net realized gain	4,366,059	9,613,108	13,878	847,227
Net change in unrealized appreciation/depreciation	2,456,562	77,535,449	1,074,279	38,878,617
Dividends to AMPS shareholders from net investment income	—	(391,674)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	24,518,523	125,451,962	10,151,016	57,349,939

Dividends to Common Shareholders From
Net investment income	(19,403,575)	(38,034,966)[1]	(9,450,189)	(18,885,230)[1]

Capital Share Transactions
Reinvestment of common dividends	1,354,938	260,092	383,479	288,582

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	6,469,886	87,677,088	1,084,306	38,753,291
Beginning of period	671,077,217	583,400,129	351,837,207	313,083,916

End of period	$677,547,103	$671,077,217	$352,921,513	$351,837,207

Undistributed net investment income	$10,817,605	$12,525,278	$5,554,873	$5,942,203

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$3,515,553	$7,349,601	$8,191,654	$15,913,136
Net realized gain	2,572,479	4,056,923	263,524	297,533
Net change in unrealized appreciation/depreciation	(681,399)	15,593,220	965,170	29,064,094
Dividends to AMPS shareholders from net investment income	—	(101,371)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	5,406,633	26,898,373	9,420,348	45,274,763

Dividends to Common Shareholders From
Net investment income	(3,607,959)	(7,213,049)[1]	(8,367,450)	(16,994,949)[1]

Capital Share Transactions
Reinvestment of common dividends	75,507	51,841	383,921	197,986

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,874,181	19,737,165	1,436,819	28,477,800
Beginning of period	133,159,957	113,422,792	294,804,051	266,326,251

End of period	$135,034,138	$133,159,957	$296,240,870	$294,804,051

Undistributed net investment income	$1,947,192	$2,039,598	$3,332,517	$3,508,313

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	47

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$3,770,866	$7,289,984	$5,119,812	$9,812,322
Net realized gain	71,560	123,544	822,581	473,116
Net change in unrealized appreciation/depreciation	584,941	16,580,499	435,129	18,606,827

Net increase in net assets applicable to Common Shareholders resulting from operations	4,427,367	23,994,027	6,377,522	28,892,265

Dividends and Distributions to Common Shareholders From
Net investment income	(3,904,796)	(7,917,169)[1]	(5,106,521)	(10,493,933)[1]
Net realized gain	(254,188)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(4,158,984)	(7,917,169)	(5,106,521)	(10,493,933)

Capital Share Transactions
Reinvestment of common dividends	473,838	384,157	65,526	226,396

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	742,221	16,461,015	1,336,527	18,624,728
Beginning of period	144,941,977	128,480,962	190,562,485	171,937,757

End of period	$145,684,198	$144,941,977	$191,899,012	$190,562,485

Undistributed net investment income	$2,568,535	$2,702,465	$1,994,621	$1,981,330

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Cash Flows

Six Months Ended January 31, 2013 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$24,518,523	$10,151,016	$5,406,633	$9,420,348	$4,427,367	$6,377,522
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(1,672)	43,280	(19,254)	83,614	37,992	(140,365)
Increase in prepaid expenses	(9,091)	(4,816)	(2,187)	(3,815)	(2,149)	(2,606)
Increase in cash pledged as collateral for financial futures contracts	(264,000)	—	—	—	—	—
Increase (decrease) in investment advisory fees payable	(27,255)	(2,411)	3,037	2,938	1,573	3,992
Increase (decrease) in interest expense and fees payable	(1,367)	314	2,549	(126)	(141)	1,983
Increase (decrease) in other accrued expenses payable	1,576	(29,751)	1,400	(45,029)	(5,184)	2,906
Increase in variation margin payable	18,750	—	—	—	—	—
Increase in Officer’s and Directors’ fees payable	30,940	734	444	771	395	4,760
Net realized and unrealized gain on investments	(6,443,127)	(1,226,063)	(1,891,080)	(1,341,496)	(712,902)	(1,257,710)
Amortization of premium and accretion of discount on investments	2,071,628	(205,588)	466,132	206,443	(261,304)	250,182
Amortization of deferred offering costs	46,724	3,287	24,438	3,653	3,069	2,927
Proceeds from sales of long-term investments	186,505,842	21,548,454	47,509,717	27,600,680	9,178,503	12,109,316
Purchases of long-term investments	(208,818,085)	(24,271,777)	(49,732,081)	(31,549,127)	(10,396,131)	(20,035,930)
Net proceeds from sales (purchases) of short-term securities	14,457,305	(1,596,655)	(110,369)	3,478,800	(455,411)	3,823,079

Cash provided by operating activities	12,086,691	4,410,024	1,659,379	7,857,654	1,815,677	1,140,056

Cash Used for Financing Activities
Increase in bank overdraft	236,255	43,056	52,553	124,079	18,632	56,890
Cash receipts from TOB trust certificates	19,615,866	4,611,931	1,579,964	—	1,848,769	3,800,000
Cash payments for TOB trust certificates	(13,896,633)	—	(100,000)	—	—	(35,000)
Cash dividends paid to Common Shareholders	(18,042,179)	(9,065,011)	(3,532,120)	(7,981,733)	(3,683,078)	(5,040,706)

Cash used for financing activities	(12,086,691)	(4,410,024)	(1,999,603)	(7,857,654)	(1,815,677)	(1,218,816)

Cash
Net decrease in cash	—	—	(340,224)	—	—	(78,760)
Cash at beginning of period	—	—	340,224	—	—	78,760

Cash at end of period	—	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$2,135,610	$420,022	$457,851	$905,705	$170,796	$554,578

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$1,354,938	$383,479	$75,507	$383,921	$473,838	$65,526

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	49

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,						Period July 1, 2009 to July 31, 2009		Year Ended June 30,
			2012		2011		2010				2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$16.41		$14.27		$14.55		$13.21		$13.05		$13.84	$14.48

Net investment income[1]	0.43		0.95		0.97		0.92		0.08		0.90	0.96
Net realized and unrealized gain (loss)	0.17		2.13		(0.33)		1.24		0.14		(0.89)	(0.60)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.02)		(0.03)		(0.00)[2]		(0.15)	(0.32)

Net increase (decrease) from investment operations	0.60		3.07		0.62		2.13		0.22		(0.14)	0.04

Dividends to Common Shareholders from net investment income	(0.47)		(0.93)[3]		(0.90)[3]		(0.79)[3]		(0.06)[3]		(0.65)[3]	(0.68)[3]

Net asset value, end of period	$16.54		$16.41		$14.27		$14.55		$13.21		$13.05	$13.84

Market price, end of period	$16.64		$16.36		$13.15		$14.04		$12.18		$11.07	$12.24

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.71%	[5]	22.26%		4.88%		16.96%		1.75%	[5]	0.21%	0.64%

Based on market price	4.66%	[5]	32.27%		0.16%		22.40%		10.59%	[5]	(3.88)%	(7.41)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	[6]	1.48%	[7]	1.38%	[7]	1.23%	[7]	1.34%	[6,7,8]	1.59% [7]	1.58%	[7]

Total expenses after fees waived	1.56%	[6]	1.39%	[7]	1.25%	[7]	1.12%	[7]	1.19%	[6,7,8]	1.40% [7]	1.50%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[9]	0.92%	[6]	1.01%	[7,10]	1.02%	[7]	0.98%	[7]	1.06%	[6,7,8]	1.02% [7]	1.14%	[7]

Net investment income	5.20%	[6]	6.14%	[7]	6.93%	[7]	6.52%	[7]	6.59%	[6,7,8]	7.08% [7]	6.72%	[7]

Dividends to AMPS shareholders	—		0.06%		0.16%		0.18%		0.23%	[6]	1.15%	2.22%

Net investment income to Common Shareholders	5.20%	[6]	6.08%		6.77%		6.34%		6.36%	[6,8]	5.93%	4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$677,547		$671,077		$583,400		$594,734		$540,144		$533,256	$565,757

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$254,000		$254,000		$254,000		$287,375	$287,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000		—		—		—		—	—

Portfolio turnover	17%		46%		24%		25%		1%		19%	43%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$82,421		$83,538		$78,166		$71,392	$74,225

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$366,751		$364,204		—		—		—		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.

[9]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.

[10]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012		2011		2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$16.54		$14.73		$15.19		$14.40	$14.35		$14.86

Net investment income[1]	0.43		0.83		0.93		1.00	0.98		0.93
Net realized and unrealized gain (loss)	0.04		1.87		(0.47)		0.67	(0.11)		(0.47)
Dividends and distributions to AMPS shareholders from:
Net investment income	—		—		(0.03)		(0.03)	(0.16)		(0.31)
Net realized gain	—		—		—		(0.00)[2]	—		—

Net increase from investment operations	0.47		2.70		0.43		1.64	0.71		0.15

Dividends and distributions to Common Shareholders from:
Net investment income	(0.44)		(0.89)[3]		(0.89)[3]		(0.84)[3]	(0.66)[3]		(0.66)[3]
Net realized gain	—		—		—		(0.01)[3]	—		—

Total dividends and distributions to Common Shareholders	(0.44)		(0.89)		(0.89)		(0.85)	(0.66)		(0.66)

Net asset value, end of period	$16.57		$16.54		$14.73		$15.19	$14.40		$14.35

Market price, end of period	$16.68		$16.05		$13.74		$15.05	$13.38		$12.93

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	2.89%	[5]	18.96%		3.28%		11.95%	6.13%		1.35%

Based on market price	6.74%	[5]	23.76%		(2.77)%		19.37%	9.45%		(5.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	[6]	1.81%	[7]	1.21%	[7]	1.13% [7]	1.30%	[7]	1.30%	[7]

Total expenses after fees waived	1.57%	[6]	1.78%	[7]	1.17%	[7]	1.08% [7]	1.21%	[7]	1.23%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	1.34%	[6,9]	1.43%	[7,9]	1.11%	[7]	1.05% [7]	1.10%	[7]	1.15%	[7]

Net investment income	5.09%	[6]	5.28%	[7]	6.36%	[7]	6.71% [7]	7.04%	[7]	6.22%	[7]

Dividends to AMPS shareholders	—		—		0.21%		0.22%	1.13%		2.11%

Net investment income to Common Shareholders	5.09%	[6]	5.28%		6.15%		6.49%	5.91%		4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$352,922		$351,837		$313,084		$322,681	$305,856		$304,947

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$172,700	$172,700		$176,700

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$172,700		$172,700		$172,700		—	—		—

Portfolio turnover	4%		17%		12%		13%	9%		12%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$71,713	$69,278	[10]	$68,152	[10]

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,355		$303,727		$281,288		—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2013 and the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.29% and 1.01%, respectively.

[10]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	51

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.73		$13.40		$13.87		$12.83		$13.42		$14.38		$14.91

Net investment income[1]	0.42		0.87		0.91		0.92		0.94		0.71		0.95
Net realized and unrealized gain (loss)	0.22		2.32		(0.49)		0.98		(0.70)		(0.97)		(0.49)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.04)		(0.04)		(0.15)		(0.22)		(0.31)

Net increase (decrease) from investment operations	0.64		3.18		0.38		1.86		0.09		(0.48)		0.15

Dividends to Common Shareholders from net investment income	(0.43)		(0.85)[2]		(0.85)[2]		(0.82)[2]		(0.68)[2]		(0.48)[2]		(0.68)[2]

Net asset value, end of period	$15.94		$15.73		$13.40		$13.87		$12.83		$13.42		$14.38

Market price, end of period	$15.94		$15.47		$12.39		$14.28		$11.80		$11.75		$12.74

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	4.07%	[4]	24.51%		3.20%		14.99%		1.94%		(2.97)%[4]		1.39%

Based on market price	5.82%	[4]	32.43%		(7.32)%		28.72%		7.08%		(4.11)%[4]		(5.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72%	[5]	1.58%	[6]	1.23%	[6]	1.19%	[6]	1.40%	[6]	1.51%	[5,6]	1.54%	[6]

Total expenses after fees waived	1.72%	[5]	1.58%	[6]	1.23%	[6]	1.19%	[6]	1.37%	[6]	1.49%	[5,6]	1.52%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	1.00%	[5]	1.08%	[6,8]	1.11%	[6]	1.09%	[6]	1.19%	[6]	1.18%	[5,6]	1.20%	[6]

Net investment income	5.17%	[5]	5.94%	[6]	6.91%	[6]	6.80%	[6]	7.54%	[6]	6.60%	[5,6]	6.53%	[6]

Dividends to AMPS shareholders	—		0.08%		0.28%		0.29%		1.23%		2.07%	[5]	2.13%

Net investment income to Common Shareholders	5.17%	[5]	5.86%		6.63%		6.51%		6.31%		4.53%	[5]	4.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$135,034		$133,160		$113,423		$117,341		$108,434		$113,449		$121,574

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$56,525		$56,525		$56,525		$62,250		$72,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500		—		—		—		—		—

Portfolio turnover	19%		43%		29%		38%		43%		21%		26%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$75,165		$76,900		$72,961		$70,569		$67,220

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$338,998		$335,681		—		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$16.18		$14.63		$14.92		$13.93		$14.16		$15.03		$15.45

Net investment income[1]	0.45		0.87		0.93		0.98		1.00		0.70		1.06
Net realized and unrealized gain (loss)	0.07		1.61		(0.26)		0.94		(0.40)		(0.82)		(0.45)
Dividends to AMPS shareholders from net investment income	—		—		(0.04)		(0.05)		(0.16)		(0.23)		(0.32)

Net increase (decrease) from investment operations	0.52		2.48		0.63		1.87		0.44		(0.35)		0.29

Dividends to Common Shareholders from net investment income	(0.46)		(0.93)[2]		(0.92)[2]		(0.88)[2]		(0.67)[2]		(0.52)[2]		(0.71)[2]

Net asset value, end of period	$16.24		$16.18		$14.63		$14.92		$13.93		$14.16		$15.03

Market price, end of period	$16.69		$16.05		$13.39		$14.55		$12.25		$12.30		$13.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.24%	[4]	17.60%		4.78%		14.31%		4.66%		(2.02)%[4]		2.30%

Based on market price	6.96%	[4]	27.46%		(1.67)%		26.76%		5.95%		(4.54)%[4]		(3.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	[5]	1.72%	[6]	1.37%	[6]	1.07%	[6]	1.27%	[6]	1.42%	[5,6]	1.55%	[6]

Total expenses after fees waived	1.50%	[5]	1.72%	[6]	1.36%	[6]	1.07%	[6]	1.25%	[6]	1.40%	[5,6]	1.55%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.89%	[5]	1.38%	[6,8]	1.23%	[6]	1.03%	[6]	1.09%	[6]	1.13%	[5,6]	1.12%	[6]

Net investment income	5.49%	[5]	5.65%	[6]	6.48%	[6]	6.72%	[6]	7.37%	[6]	6.19%	[5,6]	6.95%	[6]

Dividends to AMPS shareholders	—		—		0.25%		0.31%		1.19%		2.05%	[5]	2.12%

Net investment income to Common Shareholders	5.49%	[5]	5.65%		6.23%		6.41%		6.18%		4.14%	[5]	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$296,241		$294,804		$266,326		$271,609		$253,630		$257,806		$273,593

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$144,650		$144,650		$144,650		$165,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$144,600		$144,600		$144,600		—		—		—		—

Portfolio turnover	6%		19%		16%		15%		9%		21%		10%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$71,945		$68,838		$69,563		$66,461

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,869		$303,876		$284,181		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	53

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

Six Months Ended January 31, 2013 (Unaudited)			Year Ended July 31,						Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.35		$14.53		$15.00		$14.07	$14.23	$15.02		$15.42

Net investment income[1]	0.42		0.82		0.91		0.98	0.96	0.69		0.96
Net realized and unrealized gain (loss)	0.08		1.89		(0.48)		0.94	(0.27)	(0.76)		(0.42)
Dividends and distributions to AMPS shareholders from:
Net investment income	—		—		(0.04)		(0.04)	(0.15)	(0.21)		(0.28)
Net realized gain	—		—		—		(0.01)	(0.01)	(0.01)		(0.00)[3]

Net increase (decrease) from investment operations	0.50		2.71		0.39		1.87	0.53	(0.29)		0.26

Dividends and distributions to Common Shareholders from:
Net investment income	(0.44)		(0.89)[2]		(0.86)[2]		(0.84)[2]	(0.67)[2]	(0.49)[2]		(0.65)[2]
Net realized gain	(0.03)		—		—		(0.10)[2]	(0.02)[2]	(0.01)[2]		(0.01)[2]

Total dividends and distributions to Common Shareholders	(0.47)		(0.89)		(0.86)		(0.94)	(0.69)	(0.50)		(0.66)

Net asset value, end of period	$16.38		$16.35		$14.53		$15.00	$14.07	$14.23		$15.02

Market price, end of period	$16.39		$16.31		$13.16		$14.92	$12.82	$12.81		$13.70

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.06%	[5]	19.32%		3.10%		13.90%	4.94%	(1.67)%	[5]	2.00%

Based on market price	3.38%	[5]	31.42%		(6.12)%		24.34%	6.22%	(2.95)%	[5]	(4.10)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[6]	1.71%	[7]	1.13%	[7]	1.06% [7]	1.22% [7]	1.24%	[6,7]	1.37% [7]

Total expenses after fees waived	1.53%	[6]	1.70%	[7]	1.12%	[7]	1.05% [7]	1.21% [7]	1.24%	[6,7]	1.37% [7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	1.29%	[6,9]	1.38%	[7,9]	1.08%	[7]	1.02% [7]	1.11% [7]	1.18%	[6,7]	1.17% [7]

Net investment income	5.13%	[6]	5.31%	[7]	6.32%	[7]	6.64% [7]	7.10% [7]	6.18%	[6,7]	6.30% [7]

Dividends to AMPS shareholders	—		—		0.31%		0.29%	1.12%	1.87%	[6]	1.81%

Net investment income to Common Shareholders	5.13%	[6]	5.31%		6.01%		6.35%	5.98%	4.31%	[6]	4.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$145,684		$144,942		$128,481		$132,281	$123,806	$125,233		$132,174

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$64,475	$64,475	$65,700		$73,500

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$64,400		$64,400		$64,400		—	—	—		—

Portfolio turnover	4%		21%		12%		12%	8%	13%		23%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$76,294	$73,008	$72,666		$69,965

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$326,218		$325,065		$299,505		—	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $(0.01) per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2013 and the year ended July 31, 2012, total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93% and 0.99%, respectively.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Six Months Ended January 31, 2013 (Unaudited)			Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$16.57		$14.97		$15.38		$14.28		$14.30		$15.49		$15.89

Net investment income[1]	0.44		0.85		0.92		0.92		0.93		0.71		1.01
Net realized and unrealized gain (loss)	0.11		1.66		(0.38)		1.02		(0.15)		(1.18)		(0.40)
Dividends to AMPS shareholders from net investment income	—		—		(0.03)		(0.03)		(0.14)		(0.22)		(0.32)

Net increase (decrease) from investment operations	0.55		2.51		0.51		1.91		0.64		(0.69)		0.29

Dividends to Common Shareholders from net investment income	(0.44)		(0.91)[2]		(0.92)[2]		(0.81)[2]		(0.66)[2]		(0.50)[2]		(0.69)[2]

Net asset value, end of period	$16.68		$16.57		$14.97		$15.38		$14.28		$14.30		$15.49

Market price, end of period	$16.18		$15.98		$13.94		$15.26		$12.87		$12.43		$13.67

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.41%	[4]	17.34%		3.84%		14.18%		5.88%		(4.18)%	[4]	2.19%

Based on market price	4.02%	[4]	21.53%		(2.55)%		25.70%		9.78%		(5.62)%	[4]	(1.85)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[5]	1.65%	[6]	1.37%	[6]	1.15%	[6]	1.27%	[6]	1.50%	[5,6]	1.72%	[6]

Total expenses after fees waived	1.53%	[5]	1.65%	[6]	1.36%	[6]	1.15%	[6]	1.25%	[6]	1.48%	[5,6]	1.72%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5]	1.28%	[6,8]	1.14%	[6]	1.00%	[6]	1.06%	[6]	1.13%	[5,6]	1.13%	[6]

Net investment income	5.29%	[5]	5.38%	[6]	6.24%	[6]	6.17%	[6]	6.82%	[6]	6.18%	[5,6]	6.44%	[6]

Dividends to AMPS shareholders	—		—		0.18%		0.22%		1.00%		1.93%	[5]	2.02%

Net investment income to Common Shareholders	5.29%	[5]	5.38%		6.06%		5.95%		5.82%		4.25%	[5]	4.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$191,899		$190,562		$171,938		$176,530		$163,918		$164,119		$177,807

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$66,350		$66,350		$77,400		$102,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$66,300		$66,300		$66,300		—		—		—		—

Portfolio turnover	4%		23%		11%		6%		18%		24%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$91,517		$86,765		$78,018		$68,585

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$389,440		$387,425		$359,333		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	55

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds” or individually a “Fund”), are registered under the Investment Company Act of 1940, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as a Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principals of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Funds typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$413,642,025	$191,494,247	0.09% - 0.20%
MUJ	$68,656,050	$34,330,676	0.10% - 0.26%
MFT	$68,176,952	$35,255,933	0.09% - 0.34%
MIY	$60,782,748	$29,568,191	0.11% - 0.35%
MJI	$32,000,565	$16,219,818	0.10% - 0.26%
MPA	$105,446,991	$54,624,902	0.10% - 0.22%

For the six months ended January 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$189,254,490	0.69%
MUJ	$29,983,891	0.68%
MFT	$34,264,092	0.76%
MIY	$29,568,191	0.69%
MJI	$14,477,129	0.70%
MPA	$51,641,641	0.72%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate

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Notes to Financial Statements (continued)

assets in connection with certain investments (e.g. TOBs and financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the three years ended July 31, 2012 and the period ended July 31, 2009 for MUC, and for each of the four years ended July 31, 2012 for MUJ, MFT, MIY, MJI and MPA. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and Director’s fees payable in the Statements of Assets and Liabilities and will remain a liability of the Fund(s) until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily based on based on its relative net assets or other appropriate method.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rate (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the

58	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
	MUC
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$201,239

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2013
	Net Realized Gain (Loss) From
	MUC	MUJ		MIY		MJI
Interest rate contracts:
Financial futures contracts	$178,255	$(137,906)		$(112,802)		$(56,401)
	Net Change in Unrealized Appreciation/Depreciation on
						MUC
Interest rate contracts:
Financial futures contracts						$201,239

For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ		MIY		MJI
Financial futures contracts:
Average number of contracts purchased	—	55	[2]	45	[2]	23	[2]
Average number of contracts sold	100	55	[2]	45	[2]	23	[2]
Average notional value of contracts purchased	$—	$7,384,609	[2]	$6,041,953	[2]	$3,020,977	[2]
Average notional value of contracts sold	$13,128,125	$7,315,859	[2]	$5,985,703	[2]	$2,992,852	[2]

[2]	Actual contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets the following annual rate:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2013, the amounts waived were as follows:

MUC	$9,682
MUJ	$6,804
MFT	$904
MIY	$1,547
MJI	$2,636
MPA	$907

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. These amounts are included in fees waived by advisor in the Statements of

SEMI-ANNUAL REPORT	JANUARY 31, 2013	59

Notes to Financial Statements (continued)

Operations. For the six months ended January 31, 2013, the waivers were:

MUC	$220,363
MUJ	$34,405

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2013 were as follows:

	Purchases	Sales
MUC	$192,031,286	$187,643,641
MUJ	$24,271,777	$21,548,454
MFT	$42,178,815	$43,765,837
MIY	$26,380,136	$27,910,680
MJI	$10,396,131	$9,178,503
MPA	$16,093,945	$11,909,216

5. Income Tax Information:

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MPA
2016	$2,097,897	—	$363,891	$1,689,814	—
2017	8,756,104	—	993,919	2,031,132	$1,283,476
2018	—	—	6,354,819	—	893,908
2019	—	$566,673	—	—	50,303
No expiration date[1]	1,325,819	5,531	—	—	—

Total	$12,179,820	$572,204	$7,712,629	$3,720,946	$2,227,687

[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$834,449,075	$473,163,746	$169,068,003	$401,339,226	$191,074,391	$233,887,055

Gross unrealized appreciation	$90,100,528	$50,838,896	$20,532,205	$37,884,590	$19,174,769	$22,773,258
Gross unrealized depreciation	(669,085)	(1,277,798)	(365,958)	(1,985,924)	(1,247,759)	(1,170,242)

Net unrealized appreciation	$89,431,443	$49,561,098	$20,166,247	$35,898,666	$17,927,010	$21,603,016

6. Concentration, Market and Credit Risk:

MUC, MUJ, MIY and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counter- party credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2013, MUC, MIY, and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MUJ and MJI invested a significant portion of their assets in the state sector. MUJ, MFT, and MJI invested a significant portion of their assets in the transportation sector. MUC also invested a significant portion of its assets in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, state, transportation, and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and

60	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

7. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.10 per share together with 1 million Preferred Shares of beneficial interest, par value $0.05 per share. Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify and unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
MUC	81,756	16,235
MUJ	22,959	18,274
MFT	4,682	3,674
MIY	23,479	12,858
MJI	28,723	24,433
MPA	3,912	14,218

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the six months ended January 31, 2013, were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. The fee agreement for MUJ and MJI also required an initial commitment fee. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

Date
MUJ	6/26/13
MIY	7/09/15
MJI	6/26/13
MPA	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition,

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Notes to Financial Statements (continued)

VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013, the VRDP Shares were assigned a long term rating of Aa2 from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of January 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for MUJ and MJI were P-2, F1, and A1 as rated by Moody’s, Fitch and/or S&P respectively. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. As described below, the short-term ratings of the VRDP Shares for MIY and MPA were withdrawn by Moody’s, Fitch and S&P in connection with the special rate period for such VRDP Shares.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the six months ended January 31, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended January 31, 2013 were as follows:

Rate
MUJ	0.36%
MIY	1.10%
MJI	0.38%
MPA	1.10%

On June 21, 2012, MIY and MPA announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by MIY and MPA on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MIY and MPA are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MIY or MPA redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2013.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

62	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

The VMTP Shares outstanding as of the six months ended January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund’s redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013 the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended January 31, 2013 were as follows:

Rate
MUC	1.15%
MFT	1.15%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended January 31, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of MUC and MFT, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary /Statement of Preferences (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption date listed below, the AMPS of the Funds failed to clear any of their auctions. A failed auction was not an event of default for the Funds, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of January 31, 2013, the Funds did not have any AMPS outstanding.

During the year ended July 31, 2012, MUC and MFT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUC	A	4/17/12	1,251	$31,275,000
	B	4/16/12	2,527	$63,175,000
	C	4/13/12	2,084	$52,100,000
	D	4/12/12	1,928	$48,200,000
	E	4/18/12	2,370	$59,250,000
MFT	A	1/10/12	1,884	$47,100,000
	B	1/5/12	377	$9,425,000

SEMI-ANNUAL REPORT	JANUARY 31, 2013	63

Notes to Financial Statements (concluded)

MUC and MFT financed the AMPS redemptions with the proceeds received from the issuance of VMTP Shares as follows:

MUC	$254,000,000
MFT	$56,500,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted.

Each Fund paid a net investment income dividend in the following amounts per share on March 1, 2013 to Common Shareholders of record on February 15, 2013.

Common Dividend Per Share
MUC	$0.0790
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0765
MJI	$0.0720
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on March 1, 2013 payable to Common Shareholders of record on March 15, 2013 for the same amounts as noted above.

The dividends declared on Preferred Shares for the period February 1, 2013 to February 28, 2013 were as follows:

	Series	Dividends Declared
MUC VMTP Shares	W-7	$214,891
MUJ VRDP Shares	W-7	$40,502
MFT VMTP Shares	W-7	$47,801
MIY VRDP Shares	W-7	$116,789
MJI VRDP Shares	W-7	$15,103
MPA VRDP Shares	W-7	$53,549

64	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul. L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert C. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

State Street Bank and Trust Company1

Boston, MA 02110

The Bank of New York Mellon2

New York, NY 10286

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Liquidity Providers

Citibank, N.A.3

New York, NY 10179

Bank of America, N.A.4

New York, NY 10036

VRDP Remarketing Agents

Citigroup Global Markets Inc.3

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated4

New York, NY 10036

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For MPA.

[2]	For MUC, MUJ, MFT, MIY and MJI.

[3]	For MIY and MPA.

[4]	For MUJ and MJI.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	65

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	67

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS6-1/13-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 3, 2013

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 3, 2013

3